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TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
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Check the appropriate box:
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ImClone Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMCLONE SYSTEMS INCORPORATED
180 Varick Street
New York, NY 10014
(212) 645-1405

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE: Wednesday, June 15, 2005
TIME: 9:00 A.M. (Local Time)
PLACE: ImClone Systems Incorporated
33 ImClone Drive
Branchburg, NJ 08876

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of ImClone Systems Incorporated (the "Company") will be held at the Company's offices at 33 ImClone Drive, Branchburg, New Jersey 08876 on June 15, 2005 at 9:00 a.m., local time, for the following purposes:

  1.
  To elect nine persons to the Board of Directors of the Company to serve until their respective successors are elected and qualified.

  2.
  To consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year.

  3.
  To approve the ImClone Systems Incorporated 2005 Stock Incentive Plan.

  4.
  Any other matters properly brought before the stockholders at the meeting.

        The enclosed proxy statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders of record as of the close of business on April 18, 2005 are entitled to notice of and to vote at the Annual Meeting. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it in the enclosed postage-paid envelope.

By Order of the Board of Directors
/s/ Erik D. Ramanathan

Secretary
Erik D. Ramanathan
New York, New York
April 22, 2005

        THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE COMPANY'S ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

GENERAL INFORMATION
What is the purpose of the Annual Meeting?
Who may attend the Annual Meeting?
Who is entitled to vote?
What constitutes a quorum?
What vote is required to approve each item?
How do I vote?
What if I am a beneficial owner rather than a holder of record?
If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?
Can I change my vote after I return my proxy?
Who pays for this proxy solicitation?
BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Principal Holders
Directors and Executive Officers
PROPOSAL NO. 1—ELECTION OF BOARD OF DIRECTORS
Nominees for Director
Directors' Cash Compensation
Directors' Stock Options
THE BOARD OF DIRECTORS
Committees
Attendance at Annual Meeting
Code of Business Conduct and Ethics
Report of the Audit Committee of the Board of Directors
INFORMATION CONCERNING EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation
Equity Compensation Plan Information
Employment Contract and Change-in-Control Arrangements
Compensation and Stock Option Committee Report on Executive Compensation
Compensation and Stock Option Committee Interlocks and Insider Participation
Performance Graph

i

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Relationship with Bristol-Myers Squibb Company
Other
Section 16(a) Beneficial Ownership Reporting Compliance
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Fees
Audit-Related Fees
Tax Fees
All Other Fees
Pre-Approval Policies and Procedures
PROPOSAL NO. 3—APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2005 STOCK INCENTIVE PLAN
STOCKHOLDER PROPOSALS
OTHER MATTERS

ii

IMCLONE SYSTEMS INCORPORATED
180 Varick Street
New York, New York 10014

PROXY STATEMENT

        This proxy statement is furnished in connection with the solicitation of proxies by the Company on behalf of the Board of Directors for use at the Company's Annual Meeting of Stockholders to be held on Wednesday, June 15, 2005, at 9:00 a.m., local time, at 33 ImClone Drive, Branchburg, New Jersey 08876, and at any postponements or adjournments thereof. The Notice of Annual Meeting, this proxy statement and the accompanying proxy card are first being mailed to stockholders on or about May 3, 2005.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

        At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of Annual Meeting, including the election of directors, ratification of the appointment of the Company's independent registered public accounting firm and approval of the ImClone Systems Incorporated 2005 Stock Incentive Plan. In addition, the Company's management will report on the performance of the Company during fiscal year 2004.

Who may attend the Annual Meeting?

        Although the Company encourages you to complete and return the proxy card by mail or to vote by telephone or via the Internet, to ensure that your vote is counted, you may attend the Annual Meeting and vote your shares in person. All stockholders as of April 18, 2005, the record date, or their duly appointed proxies, may attend the Annual Meeting. If you hold your shares in "street name" (that is, through a brokerage firm, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of April 18, 2005, the record date. In all cases, you must bring a form of personal photo identification. To ensure the availability of adequate space for the Company's stockholders wishing to attend the Annual Meeting, priority seating will be given to stockholders of record, stockholders who hold their shares in street name and invited guests of management. In addition, each stockholder may bring one guest. In order that seating may be equitably allocated, a stockholder wishing to bring more than one guest must write to the Secretary of the Company in advance of the Annual Meeting and receive written concurrence.

Who is entitled to vote?

        Stockholders who owned the Company's common stock at the close of business on April 18, 2005, the record date, are entitled to vote at the Annual Meeting or any postponements or adjournments thereof. Each share of common stock outstanding on the April 18, 2005, the record date, is entitled to one vote on each matter to be voted upon at the Annual Meeting.

        Pursuant to the Company's stockholder agreement, dated as of September 19, 2001 (the "Stockholder Agreement"), with Bristol-Myers Squibb Company ("BMS") and Bristol-Myers Squibb Biologics Company, BMS currently has the right to nominate two directors. BMS and its affiliates currently are required to vote all of their shares of the Company's common stock in the same proportion as the votes cast by all of the Company's other stockholders with respect to the election or removal of non-BMS-nominated directors.

What constitutes a quorum?

        The presence at the Annual Meeting of a majority of the outstanding shares of common stock of the Company, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of April 18, 2005, the record date, the Company had 83,408,351 shares of common stock outstanding. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum at the Annual Meeting.

What vote is required to approve each item?

        Election of Directors.    The affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of directors. This means that the individuals who receive the highest number of votes will be elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting.

        Other Items.    For each other item, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required for approval.

        Abstentions and broker non-votes will not be voted either in favor of or against any of the proposals. For the election of directors, which requires a plurality of the votes cast, votes withheld from one or more nominees will be excluded entirely from the vote and will have no effect on the outcome. For the ratification of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year and the approval of the ImClone Systems Incorporated 2005 Stock Incentive Plan, both of which will be decided by the affirmative vote of a majority of the votes cast, abstentions will be counted for purposes of determining the number of votes cast on each proposal and will have the same effect as negative votes, but broker non-votes will not be counted as entitled to vote.

How do I vote?

        You may vote in the following ways:

        (a)    In person:    The Company will pass out written ballots to anyone who wants to vote in person at the Annual Meeting. However, if you hold your shares in street name, you must request a proxy card from your broker in order to vote at the Annual Meeting. Holding shares in "street name" means that you hold them through a brokerage firm, bank, or other nominee and, therefore, the shares are not held in your individual name in the records maintained by our transfer agent, EquiServe Trust Company, N.A., but instead are held in the name of your brokerage firm, bank, or other nominee.

        (b)    By mail:    Please complete and sign your proxy card and return it to the Company by mail in the enclosed pre-addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If an additional proposal comes up for a vote at the Annual Meeting that is not on the proxy card, your shares will be voted in the best judgment of the Company's authorized proxies, Michael J. Howerton and Daniel S. Lynch.

        If you do not mark your voting instructions on the proxy card, your shares will be voted as follows:

  •
  FOR approval of the nine nominated directors;

  •
  FOR ratification of KPMG LLP as the Company's independent registered public accounting firm for the 2005 fiscal year; and

  •
  FOR approval of the ImClone Systems Incorporated 2005 Incentive Plan.

        (c)    By telephone:    Call the toll-free telephone number on your proxy card to vote by telephone. You must have a touch-tone telephone to use this option. You will need to follow the instructions on your proxy card and the voice prompts.

        (d)    Via the Internet:    Go to the website listed on your proxy card to vote via the Internet. You will need to follow the instructions on your proxy card and on the website.

        Telephone and Internet voting options are available 24 hours a day, seven days a week. When prompted, you will need to enter the control number shown on your proxy card. You will then be able to vote your shares and confirm that your instructions have been properly recorded. If you vote by telephone or via the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. The telephone and Internet voting procedures, including the use of control numbers found on the proxy cards, are designed to authenticate stockholders' identities, to allow stockholders to vote their shares of common stock and to confirm that their instructions have been properly recorded. If you vote by telephone or via the Internet, you do not need to return your proxy card. If you hold your shares in street name, you may vote by telephone or via the Internet if your broker or nominee makes these methods available, in which case the broker or nominee will enclose the instructions with this proxy statement.

What if I am a beneficial owner rather than a holder of record?

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you must obtain a legal proxy from the holder of record of your shares in order to vote in person at the Annual Meeting.

If I hold my shares in a brokerage account and do not return voting instructions, will my shares be voted?

        If your shares are held in street name, your broker or nominee will ask you how you want your shares to be voted. If you provide voting instructions, your shares must be voted as you direct. If you do not furnish voting instructions, one of two things can happen, depending upon whether a proposal is "routine." Under the rules that govern brokers who have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes on routine matters, such as the election of directors and ratification of the appointment of independent registered public accounting firm, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on "non-routine" matters without such voting instructions, such as the approval of stock incentive plans. A"broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal and has not received voting instructions from the beneficial owner.

Can I change my vote after I return my proxy?

        Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing a notice of revocation or an executed proxy card bearing a later date with the Secretary of the Company at the Company's principal executive offices at 180 Varick Street, New York, New York 10014. You may also change or revoke your proxy by telephone or via the Internet at any time before the Annual Meeting in accordance with the instructions on the enclosed proxy card. The proxy also can be revoked if you attend the Annual Meeting in person and give notice of your intention to vote at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

Who pays for this proxy solicitation?

        The Company pays for this proxy solicitation. In addition to sending you these materials, certain of the Company's employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for contacting you. In addition, the Company has retained Georgeson Shareholder Communications, Inc. to assist the Company in soliciting your proxy and the proxies of other stockholders for a fee of $6,500 plus reasonable out-of-pocket expenses.

BENEFICIAL OWNERSHIP OF PRINCIPAL HOLDERS, DIRECTORS AND
EXECUTIVE OFFICERS

Principal Holders

        The following table shows the amount of the Company's common stock beneficially owned as of March 15, 2005 by each person or group who is known by the Company, in reliance on Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"), to beneficially own more than 5% of the Company's outstanding shares of common stock. In general, "beneficial ownership" refers to shares that an individual or entity has the power to vote or dispose of and stock options that are exercisable as of March 15, 2005 and 60 days thereafter. Unless otherwise indicated in the applicable Schedules 13D or 13G filing, each person named below holds sole investment and voting power, other than the powers that may be shared with the person's spouse under applicable law.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)(2)
Bristol-Myers Squibb Company(3) 345 Park Avenue New York, NY 10154	14,392,003	17.27%
Massachusetts Financial Services Company(4) 500 Boylston Street Boston, MA 02116	6,822,530	8.19%
Citigroup, Inc.(5) 399 Park Avenue New York, NY 10043	6,053,756	7.26%
FMR Corp.(6) 82 Devonshire Street Boston, MA 02109-3614	5,644,578	6.77%
Carl C. Icahn(7) 100 South Bedford Road Mount Kisco, NY 10549	4,995,342	5.99%
Goldman Sachs Asset Management(8) 32 Old Slip New York, NY 10005	4,218,235	5.06%

(1)
The percentage of voting stock owned by each stockholder is calculated by dividing: (1) the number of shares deemed to be beneficially held by such stockholder as of March 15, 2005, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); by (2) the sum of (A) 83,338,400 which is the number of shares of common stock outstanding as of March 15, 2005; plus (B) the number of shares of common stock issuable upon the exercise of options and other derivative securities, if any, exercisable as of March 15, 2005 and 60 days thereafter held by the stockholder.

(2)
Except as set forth in footnote (6) below, the stockholder's percentage of beneficial ownership of the class is current as of March 15, 2005 and therefore may not reflect the percentage reported in the stockholder's latest Schedule 13G or Schedule 13D filing filed prior to March 15, 2005.

(3)
This information is furnished in reliance on Amendment No. 2 to the stockholder's Schedule 13D filed with the SEC on March 6, 2002.

(4)
This information is furnished in reliance to the stockholder's Schedule 13G filed with the SEC on February 8, 2005.

(5)
This information is furnished in reliance on Amendment No. 1 to the stockholder's Schedule 13G filed with the SEC on February 14, 2005.

(6)
This information is furnished in reliance on Amendment No. 8 to the stockholder's Schedule 13G, filed with the SEC on April 11, 2005.

(7)
This information is furnished in reliance to the stockholder's Schedule 13G filed with the SEC on February 4, 2005.

(8)
This information is furnished in reliance to the stockholder's Schedule 13G filed with the SEC on February 11, 2005.

Directors and Executive Officers

        The following table shows certain information regarding the amount of the Company's common stock beneficially owned as of March 15, 2005 by: (a) the members of the Company's Board of Directors, (b) the Company's Chief Executive Officer and the four most highly compensated executive officers, and (c) the directors and executive officers of the Company as a group.

Name, Address and Position(1)	Amount and Nature of Beneficial Ownership		Percent of Class(2)
David M. Kies, Chairman of the Board	527,310	(3)	*
Vincent T. DeVita, Jr., M.D., Director	319,055	(4)	*
William R. Miller, Director	260,611	(5)	*
Andrew G. Bodnar, M.D., J.D., Director	135,000	(6)	*
John A. Fazio, Director	75,833	(7)	*
Joseph L. Fischer, Director	61,061	(8)	*
William W. Crouse, Director	48,434	(9)	*
David Sidransky, M.D., Director	48,434	(10)	*
Daniel S. Lynch, Chief Executive Officer and Director	631,084	(11)	*
S. Joseph Tarnowski, Ph.D., Senior Vice President, Manufacturing Operations and Product Development	249,607	(12)	*
Peter Bohlen, Ph.D., Former Senior Vice President, Research	197,830	(14)	*
Michael J. Howerton, Senior Vice President and Chief Financial Officer	92,686	(15)	*
Lily Waiyee Lee, Ph.D., Former Senior Vice President, Regulatory Affairs, Biostatistics and Quality Assurance	3,026	(13)	*
All Directors and Executive Officers as a Group	2,649,971	(16)	3.10%

*
Less than 1%.

(1)
Unless otherwise noted, each person's address is in care of ImClone Systems Incorporated, 180 Varick Street, New York, NY 10014.

(2)
The percentage of voting stock owned by each stockholder is calculated by dividing: (1) the number of shares deemed to be beneficially held by such stockholder as of March 15, 2005, as determined in accordance with Rule 13d-3 of the Exchange Act, by (2) the sum of (A) 83,338,400, which is the number of shares of common stock outstanding as of March 15, 2005 plus (B) the number of shares of common stock issuable upon the exercise of options and other derivative securities, if any, exercisable as of March 15, 2005 and 60 days thereafter held by the stockholder. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, other than the powers that may be shared with the person's spouse under applicable law.

(3)
Includes 191,717 shares issuable upon the exercise of options exercisable as of May 14, 2005; 29,200 shares held by a family foundation of which Mr. Kies is one of the trustees; 16,400 shares held as co-trustee for a trust for Mr. Kies' eldest minor son and 615 shares held by Mr. Kies' spouse as to which Mr. Kies disclaims beneficial ownership.

(4)
Includes 276,500 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(5)
Includes 162,500 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(6)
Address is in care of Bristol-Myers Squibb Company, 345 Park Avenue, New York, New York 10154. Consists of 135,000 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(7)
Includes 75,833 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(8)
Includes 60,761 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(9)
Includes 48,434 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(10)
Includes 48,434 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(11)
Includes 631,084 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(12)
Includes 239,612 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(13)
This number represents Dr. Lee's common stock ownership as of January 10, 2005, the effective date of her resignation as an executive officer of the Company. All of Dr. Lee's stock options have terminated.

(14)
This number represents Dr. Bohlen's common stock ownership as of April 18, 2005, the effective date of his resignation as an executive officer of the Company. Dr. Bohlen has 193,417 shares issuable upon the exercise of stock options that will terminate 30 days from Dr. Bohlen's effective resignation date.

(15)
Includes 92,250 shares issuable upon the exercise of options exercisable as of May 14, 2005.

(16)
Includes an aggregate of 2,155,542 shares issuable upon the exercise of options exercisable as of May 14, 2005.

PROPOSAL NO. 1

ELECTION OF BOARD OF DIRECTORS

        Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated for election at the Annual Meeting a slate of nine nominees, all of whom are currently serving on the Board.

        Pursuant to the Stockholder Agreement with BMS, BMS has the right to nominate two directors as long as its ownership interest in the Company is 12.5% or greater. As of March 15, 2005, BMS had an ownership interest of 17.27%, and therefore has the right to nominate two directors for election at the Annual Meeting. The Company currently expects that BMS will nominate only one director, Dr. Andrew Bodnar, for election at the Annual Meeting.

        The Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, has nominated Mr. David M. Kies, Dr. Andrew G. Bodnar, Mr. William W. Crouse, Dr. Vincent T. DeVita, Jr., Mr. John A. Fazio, Mr. Joseph L. Fischer, Mr. Daniel S. Lynch, Mr. William R. Miller and Dr. David Sidransky for election as directors at the Annual Meeting. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without nomination of a substitute.

Nominees for Director

Name	Age	Current Position with Company	Director of Company Since
David M. Kies(2)(3)	61	Chairman of the Board	1996
Andrew G. Bodnar, M.D., J.D.(4)	57	Director	2001
William W. Crouse(1)(2)	62	Director	2004
Vincent T. DeVita, Jr., M.D.(4)	70	Director	1992
John A. Fazio(1)(2)	61	Director	2003
Joseph L. Fischer(1)(2)	54	Director	2003
Daniel S. Lynch	47	Director and Chief Executive Officer	2004
William R. Miller(1)(2)(3)	77	Director	1996
David Sidransky, M.D.(3)(4)	44	Director	2004

(1)
Member of Audit Committee.

(2)
Member of Compensation and Stock Option Committee.

(3)
Member of Nominating and Corporate Governance Committee.

(4)
Member of Research Oversight Committee.

        Biographical information concerning the director nominees is set forth below.

        David M. Kies, 61, has served as a director of the Company since June 1996. On February 12, 2004, Mr. Kies was named Chairman of the Board of Directors. Mr. Kies is a Partner of the New York-based law firm Sullivan & Cromwell, specializing in mergers and acquisitions, securities and general corporate matters. Mr. Kies joined Sullivan & Cromwell in 1968 and has been a partner since 1976. Mr. Kies received his undergraduate degree from Haverford College and his J.D. from New York University Law School.

        Andrew G. Bodnar, M.D., J.D., 57, has served as a director of the Company since November 2001. Dr. Bodnar was designated and is being nominated as a director pursuant to a Stockholder Agreement, dated as of September 19, 2001, among the Company, Bristol-Myers Squibb Company and Bristol-Myers Squibb Biologics Company. Dr. Bodnar is Senior Vice President, Strategy and Medical & External Affairs of Bristol-Myers Squibb Company. Previously, Dr. Bodnar served as President, Oncology/Immunology and Worldwide Strategic Business Development for Bristol-Myers Squibb's Pharmaceutical Group. Prior to joining Bristol-Myers Squibb, Dr. Bodnar was Associate Chief of Internal Medicine, Acting Chief of Cardiology and Director of the Internal Medicine Residency Program at Massachusetts General Hospital in Boston. Dr. Bodnar serves on the Board of Trustees of The New York Blood Center, The Fox Chase Cancer Center and The American Boychoir School. Dr. Bodnar received his B.A. from Harvard College, his M.D. from Columbia University College of Physicians and Surgeons and his J.D. from Harvard Law School.

        William W. Crouse, 62, has served as a director of the Company since January 2004. Mr. Crouse is a Managing Director and General Partner of HealthCare Ventures LLC, one of the world's largest biotech venture capital firms. Mr. Crouse was former Worldwide President of Ortho Diagnostic Systems and Vice President of Johnson & Johnson International. He also served as Division Director of DuPont Pharmaceuticals and as President of Revlon Health Care Group's companies in Latin America, Canada and Asia/Pacific. Currently, Mr. Crouse serves as a Director of The Medicines Company and several private biotechnology companies. Mr. Crouse formerly served as a Director of BioTransplant, Inc., Dendreon Corporation, OraSure Technologies, Inc., Human Genome Sciences, Raritan Bancorp, Inc., Allelix Biopharmaceuticals, Inc. and several private biotechnology companies. Mr. Crouse currently serves as Trustee of Lehigh University and as Trustee of the New York Blood Center. Mr. Crouse is a graduate of Lehigh University (Finance and Economics) and Pace University (M.B.A.).

        Vincent T. DeVita, Jr., M.D., 70, the Amy and Joseph Perella Professor of Medicine and Professor of Epidemiology and Public Health at the Yale Cancer Center and Yale University School of Medicine, New Haven, Connecticut, has served as a director of the Company since February 1992. From 1993 until 2003, Dr. DeVita served as a Director of the Yale Cancer Center. From September 1988 through June 1993, Dr. DeVita served as Attending Physician at Memorial Sloan-Kettering Cancer Center, New York, and through June 1991, as its Physician-in-Chief. From 1980 to 1988, he served under Presidential appointment as Director of the National Cancer Institute ("NCI"), where he had held various positions since 1966. During his years with the NCI, Dr. DeVita was instrumental in developing the first successful combination cancer chemotherapy program. This work ultimately led to effective regimens of curative chemotherapy for a variety of cancers. Dr. DeVita's numerous awards include the 1990 Armand Hammer Cancer Prize and the 1982 Albert and Mary Lasker Medical Research Award for his contribution to the cure of Hodgkin's disease. Dr. DeVita received his M.D. from the George Washington University School of Medicine, Washington, D.C. in 1961. Dr. DeVita is a director of Curagen Corp.

        John A. Fazio, 61, has served as a director of the Company since February 2003. Mr. Fazio is a Certified Public Accountant and Certified Management Accountant and was with PricewaterhouseCoopers ("PwC") from 1966 to 2000. As a Senior General Practice Partner, he served as the lead audit partner to a number of PwC's key multinational and national clients. Mr. Fazio was also a National Business Leader in PwC's pharmaceutical practice where he was responsible for developing and delivering services on business issues impacting the industry. As the head of PwC's Strategic Risk Services practice, he managed a group of senior specialists to assist companies in identifying key risks within their businesses and to establish controls to mitigate such risks. Mr. Fazio is a Director of Dendrite International, Inc. and Heidrick & Struggles International, Inc. Mr. Fazio earned his Bachelor of Science in Accounting from Penn State University in 1965 and a Masters Degree in Accounting from Ohio State University in 1967.

        Joseph L. Fischer, 54, has served as a director of the Company since September 2003. During his 30 year career, Mr. Fischer served in a variety of senior management positions, including international experience with the Dial Corporation and Johnson & Johnson ("J&J"). As a Senior Vice President of Dial Corporation, he directed the international expansion of Dial's Consumer Products. Prior to working at Dial, Mr. Fischer spent over 14 years with J&J where he served in senior management positions in both finance and Global General management, most notably as Group President of Global Personal Care Products, President of J&J Canada, Managing Director of J&J Scandanavia and Vice President and Corporate Controller. Prior to J&J, he was a member of the research staff of the Financial Accounting Standards Board. Mr. Fischer became a CPA in New York. In 1972, he graduated with a Bachelor of Science in Accounting at Penn State University.

        Daniel S. Lynch, 47, has served as a director and Chief Executive Officer of the Company since February 2004. He joined the Company in April 2001 as its Vice President, Finance and Chief Financial Officer. In September 2001, he was promoted to Senior Vice President, Finance and Chief Financial Officer and in February 2002, he was appointed Secretary of the Company. In April 2003, he was named Acting Chief Executive Officer and was appointed Senior Vice President and Chief Administrative Officer. On February 12, 2004, he was named Chief Executive Officer and a director of the Company. From May 1999 through March 2001, he served as Chief Financial Officer of Derby Cycle Corporation. Prior to this, Mr. Lynch served for 15 years in various capacities at Bristol-Myers Squibb Company, including from December 1998 through May 1999, as its Vice President, Finance, U.S. Pharmaceutical, Worldwide Medicines Group. Mr. Lynch is a director of the New York Biotechnology Association. Mr. Lynch received his M.B.A. from the Darden Graduate School of Business Administration at The University of Virginia.

        William R. Miller, 77, has served as a director of the Company since June 1996. Mr. Miller served as Vice Chairman of the Board of Directors of the Bristol-Myers Squibb Company from 1985 until 1991, at which time he retired. Mr. Miller is the current Chairman of the Board of Vion Pharmaceuticals, Inc. He is immediate past Chairman of the Cold Spring Harbor Laboratory and is a past Chairman of the Board of the Pharmaceutical Manufacturers Association. Mr. Miller is a Trustee of the Manhattan School of Music, a director of the Opera Orchestra of New York and a Managing Director of the Metropolitan Opera Association. He is a member of Oxford University Chancellor's Court of Benefactors, Honorary Fellow of St. Edmund Hall and Chairman of the English-Speaking Union of the United States. Mr. Miller earned his B.A. in Philosophy, Politics and Economics in 1952 at St. Edmund Hall, Oxford University, Oxford, England and his M.A. in 1956 from Oxford University.

        David Sidransky, M.D., 44, has served as a director of the Company since January 2004. He is a founder of several private biotechnology companies and has served on numerous scientific advisory boards of many private and public companies, including Medimmune, Telik, Roche and Amgen. Dr. Sidransky is also a director of Alfacell Inc. He was formerly on the board of scientific counselors at the NIDCR and a member of the Recombinant DNA advisory committee at the National Institute of Health NIH (RAC). Dr. Sidransky is on numerous editorial boards and is senior editor of Clinical Cancer Research. Currently, Dr. Sidransky is the Director of the Head and Neck Cancer Research Division at Johns Hopkins University School of Medicine. In addition, he is Professor of Oncology, Otolaryngology-Head and Neck Surgery, Cellular & Molecular Medicine, Urology, Genetics, and Pathology at John Hopkins University and Hospital. Dr. Sidransky is certified in Internal Medicine and

Medical Oncology by the American Board of Medicine. He has over 250 peer-reviewed publications, and has contributed more than 40 cancer reviews and chapters and also has numerous issued biotechnology patents. He has been the recipient of many awards and honors, including the 1997 Sarstedt International prize from the German Society of Clinical Chemistry, the 1998 Alton Ochsner Award Relating Smoking and Health by the American College of Chest Physicians and the 2004 Hinda and Richard Rosenthal Award from the American Association of Cancer Research. Dr. Sidransky received his B.A. from Brandeis University and his M.D. from the Baylor College of Medicine.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE (PROPOSAL NO. 1 ON YOUR PROXY CARD).

Directors' Cash Compensation

        In 2004, each non-employee director of the Company (other than the Chairman of the Board or Lead Director) was paid an annual fee of $30,000, or a pro rated portion thereof for persons not serving the full fiscal year. The Chairman of the Board or Lead Director was paid an annual fee of $45,000. Each non-employee director also was reimbursed for his reasonable out-of-pocket expenses incurred in connection with his Board and Board committee activities. In December 2004, the Board approved new compensation guidelines in which, in 2005, the Chairman of the Board would be paid an annual fee of $60,000 and each director, other then the Chairman of the Board and employee directors of the Company, would be paid an annual fee of $40,000 or a pro rated portion thereof for persons not serving the full fiscal year. Each non-employee director also continues to be reimbursed for his reasonable out-of-pocket expenses incurred in connection with his Board and Board committee activities.

        In addition, during 2004, the chairmen of the Audit Committee, Compensation and Stock Option Committee, Nominating and Corporate Governance Committee and Research Oversight Committee received $15,000, $12,500, $10,000 and $10,000, respectively, or a pro rated portion thereof for persons not serving the full fiscal year, as compensation for their services as committee chairmen. Additionally, each member of the Audit Committee (other than the Chairman) was paid annual compensation of $5,000 or a pro rated portion thereof for persons not serving the full fiscal year. In December 2004, the Board approved new compensation guidelines in which such committee service fees remain the same for 2005.

        During 2004, following the first five meetings of the Board, each non-employee director received compensation of $1,000 for attendance at each in-person Board meeting and $500 for attendance at each telephonic Board meeting exceeding 30 minutes in length. Each non-employee director also received compensation of $1,000 for attendance at each in-person committee meeting and $500 for attendance at each telephonic committee meeting exceeding 30 minutes in length. In December 2004, the Board approved new compensation guidelines in which, in 2005, each director would receive a fee of $1,500 for each in-person Board or committee meeting attended and $1,000 for each telephonic Board or committee meeting attended that exceeds 30 minutes in length.

        The Company does not pay director fees to its employee director, Daniel S. Lynch.

Directors' Stock Options

        In 2004, each non-employee director of the Company (other than the Chairman of the Board or Lead Director) was granted options to purchase 30,000 shares of common stock, or a pro-rated portion thereof if they did not serve the full fiscal year. The Chairman of the Board or Lead Director was granted options to purchase 45,000 shares of common stock. Specific details of all non-employee director stock option grants awarded in 2004 are set forth in the table below.

        Each individual joining the Board for the first time during the fiscal year receives a pro rated portion of the options described above based on the portion of the fiscal year served. These options vest quarterly, subject to the individual's continued service on the Board on the scheduled date of vesting and have an exercise price equal to the fair market value of the common stock on the date of grant. However, in the event a non-employee director (other than the Chairman of the Board) leaves the Board, his 30,000 share option grant vests daily for the quarterly period in which his service as a director ended. In the event the Chairman of the Board leaves the Board, his 45,000 share option grant vests daily for the quarterly period in which his service as a director ended. In addition, each non-employee director joining the Board for the first time receives a one-time grant of options to purchase 50,000 shares of common stock. Such options vest 25% annually over the four-year period commencing with the date of grant, subject to such individual's continued service on the Board on the scheduled date of vesting, and have an exercise price equal to the fair market value of the common stock on the date of grant. From time to time, non-employee directors of the Company may be granted additional options in consideration for providing services on the Board.

Name	Number of Options Granted in 2004
David M. Kies	45,000	(1)
Andrew G. Bodnar	30,000	(2)
William W. Crouse	78,434	(3)(4)
Vincent T. DeVita, Jr	30,000	(2)
John A. Fazio	30,000	(2)
Joseph L. Fischer	30,000	(2)
Daniel S. Lynch	282,500	(5)(6)
William R. Miller	30,000	(2)
David Sidransky	78,434	(3)(4)

(1)
Options for 45,000 shares were granted, pursuant to the terms of the 2002 Non-Qualified Stock Option Plan, on January 2, 2004 at a per share exercise price of $39.98, which is equal to the fair market value of the common stock on the date of grant. The options vested quarterly and became exercisable in their entirety on January 2, 2005 and will terminate on January 1, 2014.

(2)
Options for 30,000 shares were granted, pursuant to the terms of the 2002 Non-Qualified Stock Option Plan, on January 2, 2004 at a per share exercise price of $39.98, which is equal to the fair market value of the common stock on the date of grant. The options vested quarterly and became exercisable in their entirety on January 2, 2005 and will terminate on January 1, 2014.

(3)
Options for 28,434 shares were granted, pursuant to the terms of the 2002 Non-Qualified Stock Option Plan, on January 21, 2004 at a per share exercise price of $43.66, which is equal to the fair market value of the common stock on the date of grant. The options vested quarterly and became exercisable in their entirety on January 21, 2005 and will terminate on January 20, 2014.

(4)
Options for 50,000 shares were granted, pursuant to the terms of the 2002 Non-Qualified Stock Option Plan, on January 21, 2004 at a per share exercise price of $43.66, which is equal to the fair market value of the common stock on the date of grant. These options vest 25% annually beginning January 21, 2005 and will terminate on January 20, 2014.

(5)
Options for 250,000 shares were granted, pursuant to the terms of the 2002 Non-Qualified Stock Option Plan, on March 19, 2004 at a per share exercise price of $48.07, which is equal to the fair market value of the common stock on the date of grant. These options vest 25% annually beginning March 19, 2005 and will terminate on March 18, 2014. These options were granted to Mr. Lynch pursuant to him being named Chief Executive Officer of the Company.

(6)
Options for 32,500 shares were granted, pursuant to the terms of the 2002 Non-Qualified Stock Option Plan, on December 20, 2004 at a per share exercise price of $44.24, which is equal to the fair market value of the common stock on the date of grant. These options vest 50% annually beginning December 20, 2005 and will terminate on December 19, 2015. These options were based on Mr. Lynch's performance as an employee in 2004.

THE BOARD OF DIRECTORS

Committees

        During 2004, the Board of Directors met fourteen times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he served as a director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

        The Board of Directors has four standing committees: the Audit Committee, the Compensation and Stock Option Committee, the Nominating and Corporate Governance Committee, and the Research Oversight Committee.

        The Board has elected Mr. Kies to serve as Chairman of the Board. The Chairman of the Board, among other things, sets Board meeting agendas, facilitates communication among directors, works with the Chief Executive Officer to ensure appropriate information flow to the Board, and chairs executive sessions of the independent directors when appropriate. Assignments to, and chairs of, the committees are recommended by the Nominating and Corporate Governance Committee and are selected by the Board. All committees report on their activities to the Board.

        Audit Committee.    The Audit Committee monitors the integrity of the Company's financial statements, the independence, qualifications and performance of the independent registered public accounting firm, the performance of the Company's internal auditors and the effectiveness of the Company's disclosure and internal controls and procedures. The Audit Committee is also responsible for retaining, evaluating, and, if appropriate, recommending the termination of the Company's independent registered public accounting firm. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee operates under a written charter approved by the Board on August 14, 2003, as amended and restated on March 10, 2005. The amended and restated charter is posted on the Company's website at www.imclone.com and is also attached to this proxy statement. The Audit Committee met twelve times during fiscal year 2004. The current members of the Audit Committee are John A. Fazio (Chairman), William W. Crouse, Joseph L. Fischer and William R. Miller. Each of these members is independent under SEC and NASDAQ rules and listing standards currently in effect. The Board has determined that Mr. Fazio and Mr. Fischer are audit committee financial experts.

        Compensation and Stock Option Committee.    The Compensation and Stock Option Committee reviews and approves compensation and benefits policies and objectives, concludes whether the Company's officers, directors and employees are compensated according to these policies and objectives, and carries out the Board's responsibilities relating to the compensation of the Company's executive officers. The Compensation and Stock Option Committee operates under a written charter approved by the Board on November 20, 2002. The charter is posted on the Company's website at www.imclone.com. The Compensation and Stock Option Committee met thirteen times during fiscal year 2004. The Compensation and Stock Option Committee currently consists of William R. Miller (Chairman), William W. Crouse, John A. Fazio, Joseph L. Fischer and David M. Kies. Each of these members is independent under SEC and NASDAQ rules and listing standards currently in effect.

  Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee is composed solely of independent directors meeting independence requirements of NASDAQ. During 2004, the following three directors served on the Nominating and Corporate Governance Committee: David M. Kies (Chairman), William R. Miller and Dr. David Sidransky. The Nominating and Corporate Governance Committee operates under a written charter adopted on November 20, 2002, which is posted on the Company's website at www.imclone.com.

        The Nominating and Corporate Governance Committee seeks to create a Board of Directors that is strong in its collective judgment, skill, diversity and experience in the biopharmaceutical or medical research industries, in its accounting and finance expertise and in its business judgment. When the Nominating and Corporate Governance Committee reviews a potential new candidate, it looks specifically at the candidate's qualifications in light of the needs of the Board of Directors and the Company at that time given the then current mix of director attributes, and the extent to which the candidate otherwise would be a desirable addition to the Board of Directors and any committees of the Board of Directors. The composition of the Board of Directors should balance the following goals:

  •
  The size of the Board of Directors should facilitate substantive discussions of the whole Board of Directors in which each director can participate meaningfully;

  •
  The composition of the Board of Directors should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company's business; and

  •
  A majority of the Board of Directors shall consist of directors who are neither officers nor employees of the Company or its subsidiary, nor have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise independent under NASDAQ and SEC rules.

        In evaluating current directors for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee assesses the performance of each such director, as well as the challenges and needs of the Company.

        General criteria for the nomination of director candidates include:

  •
  Personal qualities, characteristics, accomplishments and reputation in the business, scientific, and/or medical communities;

  •
  The ability and willingness to commit adequate time to Board of Directors and committee matters;

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company; and

  •
  A diversity of viewpoints, background, experience and other factors.

        The Nominating and Corporate Governance Committee will ensure that a majority of the directors on the Board of Directors are independent in accordance with NASDAQ listing criteria. It also must ensure that the members of the Board of Directors maintain the requisite qualifications under NASDAQ listing standards and SEC Rules for membership on the Audit, Compensation and Stock Option, and Nominating and Corporate Governance Committees.

        The Nominating and Corporate Governance Committee will consider nominations submitted by stockholders. The Nominating and Corporate Governance Committee considers nominations for director made by stockholders of the Company in accordance with the procedures for submission of proposals at annual or special meetings of stockholders set forth in the Company's By-laws. Such procedures require that notice by any stockholder be delivered to the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the Annual Meeting, which notice shall include a statement in writing setting forth the name and address of the person to be nominated as director, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), and such person's signed consent to serve as a director of the Company if elected.

        The Nominating and Corporate Governance Committee currently employs a search firm to assist it in identifying candidates for director. The Committee also receives suggestions for director candidates from members of the Board of Directors.

        Research Oversight Committee.    The Research Oversight Committee is responsible for overseeing the Company's research and development. The Research Oversight Committee operates under a charter approved by the Board. The charter is posted on the Company's website at www.imclone.com. The Research Oversight Committee met once during fiscal year 2004. The current members of the Research Oversight Committee are Dr. Vincent T. DeVita Jr. (Chairman), Dr, Andrew G. Bodnar and Dr. David Sidransky.

Attendance at Annual Meeting

        There is no Company policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend the annual meetings at which they stand for election or re-election. At the Company's 2004 Annual Meeting of Stockholders, all of the directors who were standing for re-election to the Board attended the meeting.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers, employees, scientific advisory board members and consultants, a copy of which is posted on the Company's website at www.imclone.com. The Company intends to disclose any substantive amendment or waivers to such code.

Report of the Audit Committee of the Board of Directors

  Membership and Role of the Audit Committee

        The Audit Committee of the Board of Directors of the Company serves as an independent and objective party to monitor and provide general oversight of the Company's financial accounting and reporting processes, selection of critical accounting policies, and system of internal controls. The Audit Committee operates under a written charter adopted by the Board of Directors on August 14, 2003, as amended and restated on March 10, 2005, which can be found in the Corporate Governance section of the Company's corporate website, www.imclone.com, and attached to this proxy statement as Appendix A. Among other matters, the Audit Committee, in its oversight role reviews and reassesses, at least annually, the adequacy of the charter and conducts an annual performance evaluation of the Audit Committee. The Audit Committee met twelve times during 2004.

        During 2004, John A. Fazio (Chairman), William W. Crouse, Joseph L. Fischer and William R. Miller served on the Audit Committee. Mr. Crouse joined the Board of Directors and the Audit Committee on January 21, 2004.

        Each member of the Audit Committee was and is an independent director as determined by the Company's Board of Directors, based upon the NASDAQ listing rules and the Company's independence guidelines. Each member of the Audit Committee also satisfies the SEC's additional independence requirement for members of audit committees. In addition, the Board of Directors has determined that Messrs. Fazio and Fischer are "audit committee financial experts," as defined by SEC rules.

        The Audit Committee focuses on assisting the Board of Directors in its oversight of the integrity of the Company's financial statements and the independent registered public accounting firm's qualifications and independence. In carrying out these responsibilities, the Audit Committee, among other things:

  •
  reviews and discusses the Company's annual audited financial statements and quarterly financial statements;

  •
  supervises the relationship between the Company and its independent registered public accounting firm, including appointing, retaining, overseeing and terminating the independent registered public accounting firm; pre-approving all audit services, audit-related services, tax services and other services to be provided by the independent registered public accounting firm; and reviewing and evaluating the qualifications, performance and independence of the independent registered public accounting firm; and

  •
  reviews responsibilities, projects and staffing of the internal auditing department with respect to financial reporting principles and policies and internal audit controls and procedures.

  Review of the Company's Financial Statements

        As part of its oversight of the Company's financial statements, the Audit Committee reviews and discusses with both management and KPMG, the Company's independent registered public accounting firm ("KPMG LLP"), all annual and quarterly financial statements prior to their issuance. During 2004, management advised the Audit Committee that each set of financial statements had been prepared in accordance with U.S. generally accepted accounting principles, and management reviewed significant accounting and disclosure issues with the Audit Committee.

        The Audit Committee has discussed with KPMG LLP the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards AU Section 380), as currently in effect, and, with and without management present, has reviewed and discussed the Company's annual financial statements. The Audit Committee also discussed with management the significant accounting principles utilized by the Company, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

        The Audit Committee also discussed with KPMG LLP matters relating to its independence, including the written disclosures and letter from KPMG LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect. In connection with these discussions, the Audit Committee obtained from KPMG LLP a formal written statement describing all relationships between it and the Company that might bear on the independent registered public accounting firm's independence from the Company and its management. The Audit Committee further discussed with management and KPMG LLP any relationships that might have impacted or may impact the independent registered public accounting firm's objectivity and independence, and has satisfied itself as to KPMG LLP's independence.

        During 2004, the Audit Committee reviewed the Company's internal and disclosure control structures. As part of this process, the Audit Committee monitored the Company's internal auditing program by reviewing staffing levels and the steps taken to implement recommended improvements in internal controls and procedures. The Audit Committee's meetings include, whenever appropriate, executive sessions with KPMG LLP and with the Company's internal auditor, in each case without the presence of the Company's other management, to raise and discuss any issues or concerns that they may have had about the adequacy and proper, timely functioning of the Company's control, reporting, disclosure and compliance systems and procedures.

        In performing all of these functions, the Audit Committee acted and continues to act only in an oversight capacity on behalf of the Board of Directors. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's systems of internal controls. In its oversight role, the Audit Committee necessarily relies on the procedures, work and assurances of the Company's management. KPMG LLP has audited the annual financial statements prepared by management, and expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles, and has audited management's assessment of, and the effective operation of, internal control over financial reporting, and has expressed an opinion on these based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

        During 2004, management documented, tested and evaluated the Company's internal controls pursuant to the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee was kept apprised of the Company's progress by management and KPMG LLP at each regularly scheduled Audit Committee meeting. Management has provided us with a report on the effectiveness of the Company's internal controls. We have reviewed management's assessment of the effectiveness of the Company's internal controls and the report of KPMG thereon included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

        Based on the Audit Committee's reviews and discussions noted above, the undersigned Audit Committee members recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also has recommended that KPMG LLP be ratified as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

                      Audit Committee:

                      John A. Fazio, Chairman
                      William W. Crouse
                      Joseph L. Fischer
                      William R. Miller

        The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

INFORMATION CONCERNING EXECUTIVE OFFICERS

        Biographical information concerning the Company's Chief Executive Officer, who also serves as a director, is set forth above under the caption "Proposal No.1—Election of the Board of Directors." Biographical information concerning the Company's other executive officers is set forth below.

        Philip Frost, M.D., Ph.D., 64, joined the Company as Executive Vice President, Chief Scientific Officer on March 1, 2005. Prior to joining the Company, he was Vice President, Oncology at Wyeth Pharmaceuticals from 1995 to 2005. His group was responsible for expanding Wyeth's oncology portfolio with 23 compounds. From 1992 to 1994, he served as Vice President, Oncology at Sandoz Pharmaceuticals (now Novartis). Before entering the industry, Dr. Frost was an endowed professor of the Cell Biology and Medicine at the MD Anderson Cancer Center. Dr. Frost earned his B.A. from Yeshiva College and his M.D. from the State University of New York at Buffalo.

        Michael J. Howerton, 53, has served as Senior Vice President, Chief Financial Officer since June 2004. Since May 2003, he served as Vice President, Finance and Business Development and Acting Chief Financial Officer and Secretary. From August 2001 until May 2003, Mr. Howerton served as the Company's Vice President, Business Development and was responsible for the pursuit and development of new business opportunities for the Company, including acquisitions, product in-licensing and out-licensing and strategic alliances. Prior to joining the Company, Mr. Howerton built a 25-year career at Bristol-Myers Squibb Company. In his most recent position at Bristol-Myers Squibb, Mr. Howerton served as Vice President, Financial Analysis and Assistant Controller from 1998 to 2001, directing activities relating to the financial and strategic analysis, budgeting and profit planning of the company. Prior to that position, Mr. Howerton served as Vice President, Corporate Development for eight years, and was responsible for activities relating to the acquisitions, divestitures and strategic alliances for Bristol-Myers Squibb's Worldwide Medicines Group. Mr. Howerton earned his B.A. from Holy Cross College and his M.B.A. from Iona College in New Rochelle, New York.

        Ronald A. Martell, 42, has served as Senior Vice President, Commercial Operations since January 2004. He joined the Company in November 1998 as Vice President, Marketing and Sales. Prior to joining the Company, he worked at Genentech, Inc. for ten years where he held various positions. Most recently, from 1996 until joining the Company, he served as Genentech's Group Manager of Oncology Products, where he directed the launch of Herceptin, Genentech's monoclonal antibody product approved to treat breast cancer. From 1995 to 1996, he served as Senior Product Manager where he launched Pulmozyme for cystic fibrosis in Europe. From 1994 through 1995, he served as Manager of Genentech's Piedmont Sales Division. Prior to that, he served from 1993 as Associate Product Manager for Genentech's Pulmozyme.

        Erik D. Ramanathan, J.D., 34, has served as the Company's Vice President and General Counsel since September 2004 and as Secretary of the Company since November 2004. Prior to that he served as Vice President, Legal, and Associate General Counsel since January 2003. He joined the Company in July 2000 as its Director, Legal and was promoted to Senior Director, Legal in January 2002 and to Assistant Vice President, Legal in August 2002. From September 1996 until July 2000, he specialized in health care transactions as an attorney at the New York law firm of Proskauer Rose LLP. Mr. Ramanathan holds a law degree from Harvard Law School and an undergraduate science degree from The Johns Hopkins University.

        Eric K. Rowinsky, M.D., 48, has served as the Company's Chief Medical Officer and Senior Vice President of Clinical Research since February 2005. He is also a Clinical Professor of Medicine (Division of Medical Oncology) at the University of Texas Health Science Center, San Antonio, Texas. More recently, Dr. Rowinsky held the position of Director of the Institute of Drug Development at the Cancer Therapy and Research Center's Institute for Drug Development (IDD) from 2002 to 2004 and was the Director of Clinical Research at the IDD from 1996 to 2002. In addition, he held the SBC Endowed Chair for Early Drug Development at the IDD. Dr. Rowinsky has also served as an Associate Professor of Oncology at Johns Hopkins University until 1996. Dr. Rowinsky's research and clinical interests include preclinical, translational, and early clinical and pharmacological studies of novel anticancer drugs, as well as discerning and evaluating developmental and regulatory strategies. He is the Editor-in-Chief of Investigational New Drugs, and an Associate Editor of Cancer Research, Clinical Cancer Research, Annals of Oncology, and several other oncology journals. He serves on the Board of Scientific Counselors of the National Cancer Institute. Professor Rowinsky received a BA degree from New York University and an MD degree from the Vanderbilt University School of Medicine. Following his residency in internal medicine, he completed fellowship training in medical oncology at the Johns Hopkins University School of Medicine.

        Ana I. Stancic, 47, joined the Company as Vice President, Controller and Chief Accounting Officer on February 4, 2004. Prior to joining the Company, she was Vice President and Controller at Savient Pharmaceuticals, Inc from 2003 to February of 2004. Ms Stancic was Vice President and Chief Accounting Officer at Ogden Corporation from 1999 to 2002 and Regional Chief Financial Officer at OmniCare, Inc. from 1997 to 1999. In her current and former positions, Ms. Stancic is and was responsible for matters in the areas of corporate finance including financial reporting, treasury function, acquisitions, budgeting, financial risk management and/or corporate governance. Ms Stancic began her career in 1985 at PricewaterhouseCoopers in the Assurance practice where she had responsibility for international and national companies in the pharmaceutical and services industries. Ms. Stancic is a Certified Public Accountant and holds an M.B.A. degree from Columbia Business School.

        S. Joseph Tarnowski, Ph.D., 51, has served as Senior Vice President, Manufacturing Operations and Product Development since April 2001. He was Vice President, Product and Process Development

from January 1999 through April 2001. Prior to joining the Company, he held various positions with CellPro, Inc., the principal business of which was the development, manufacture and marketing of automated systems that utilize monoclonal antibodies to purify large quantities of specific cells for therapeutic and diagnostic applications. He joined CellPro in June 1992 as Vice President of Operations, was appointed to Vice President of Research and Development in June 1995 and became Senior Vice President and Chief Technical Officer in December 1996. From November 1986 to May 1992, Dr. Tarnowski was Director, Process and Product Development of Scios Nova Inc. (formerly California Biotechnology Inc.), a company that develops recombinant human proteins for therapeutic uses. Dr. Tarnowski received a Ph.D. in Biochemistry from the University of Tennessee in 1979 and was a Postdoctoral Fellow at the Roche Institute of Molecular Biology from 1979 through 1981.

        Larry Witte, Ph.D., 60, has served as Vice President of Research since 2001. Prior to this, he was Assistant Vice President, Research from 2000-2001. Dr. Witte, who joined the Company in 1990, currently oversees the research activities of the Company and directs the Molecular and Cell Biology Laboratory. In addition to his position at the Company, Dr. Witte also serves as an Adjunct Professor of Anatomy and Cell Biology at Columbia University's College of Physicians and Surgeons (P&S). Dr. Witte earned his Bachelor of Science degree in Zoology (1970) and his Ph.D. degree in Physiology (1974) from Iowa State University, Ames, Iowa. He then completed a postdoctoral program in Cell Biology at Columbia University College of Physicians and Surgeons (1974-1977) under Dr. DeWitt Goodman and completed a research fellowship in Cell Biology at the Mayo Clinic (1977-1979). Dr. Witte then returned to Columbia University where he held a dual faculty appointment in the Department of Medicine and the Department of Anatomy and Cell Biology.

Information Concerning Former Executive Officers

        Peter Bohlen, Ph.D., 62, resigned from the Company effective as of April 18, 2005. Prior to his resignation, he served as Senior Vice President, Research since January 2001. He joined the Company as Vice President, Research in September 1996 and served in that capacity through December 2000.

        Lily Waiyee Lee, Ph.D., 49, resigned from the Company effective as of January 10, 2005. Prior to her resignation, she served as Senior Vice President, Regulatory Affairs, Biostatistics and Quality Assurance since January 2004. She joined the Company in April 2001. Dr. Lee was employed at The Lipsome Company, a division of Elan Corporation, as its Vice President, Clinical & Regulatory Operations and Biostatistics from 1995 to April 2001 and as its Executive Director, Biostatistics and Data Management from 1993 through 1994.

EXECUTIVE COMPENSATION

Summary Compensation

        The Summary Compensation Table sets forth the cash and non-cash compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and the four most highly compensated executive officers (other than the Chief Executive Officer) for each of the Company's last three fiscal years.

		Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Year	Salary(1)	Bonus(2)		Other Annual Compensation(3)			Securities Underlying Options SARs	All Other Compensation(4)
Daniel S. Lynch(5) Chief Executive Officer	2004 2003 2002	$503,477 414,818 351,692	$400,000 425,000 360,000	(6) (7) (7)	$	— — 130,958	(8)	$282,500 71,500 267,500	$104 104 2,750
Lily Waiyee Lee(9) Former Senior Vice President, Regulatory Affairs, Biostatistics and Quality Assurance	2004 2003 2002	312,898 274,038 258,654	118,000 175,000 75,000			— — —		— 33,500 50,250	3,250 1,269 2,668
Michael J. Howerton Chief Financial Officer	2004 2003 2002	299,197 266,316 210,039	120,000 125,000 75,000			— — —		57,500 38,500 36,250	960 1,702 592
S. Joseph Tarnowski Senior Vice President, Manufacturing Operations and Product Development	2004 2003 2002	292,468 255,832 230,798	112,000 125,000 100,000			— — —		7,500 16,500 97,500	2,985 1,636 2,750
Peter Bohlen(10) Former Senior Vice President, Research	2004 2003 2002	271,923 250,672 255,096	108,000 100,000 100,000			— — —		7,500 11,500 62,500	2,423 1,774 2,750

(1)
Amounts shown include compensation deferred pursuant to Section 401(k) of the Internal Revenue Code and/or compensation for unused vacation time.

(2)
Although the Company has no formal bonus plan, the Compensation and Stock Option Committee, in its discretion, may award bonuses to the Company's officers and other employees. The Company has paid bonuses based on individual and Company performance. Certain employment agreements also provide for the payment of minimum guaranteed bonuses. Amounts shown include awards paid relative to services rendered in each of the last three fiscal years. All bonus awards for each of the last three fiscal years were paid in cash. Bonuses are recorded for the period in which they were earned.

(3)
Excludes perquisites and other personal benefits for each Named Executive Officer which did not equal or exceed the lesser of $50,000 or 10% of such individual's base salary plus bonus.

(4)
Amounts shown include amounts paid by the Company as a matching contribution to employees' 401(k) accounts.

(5)
Mr. Lynch commenced employment with the Company in April 2001. Effective April 29, 2003, Mr. Lynch was promoted to Senior Vice President and Chief Administrative Officer, Acting Chief Executive Officer. On February 12, 2004, Mr. Lynch was named Chief Executive Officer of the Company.

(6)
Pursuant to the terms of an employment agreement dated March 19, 2004, Mr. Lynch's annual bonus is not to exceed 200% of his base salary for any given year.

(7)
Pursuant to the terms of an employment agreement dated September 19, 2001, Mr. Lynch was guaranteed a minimum annual bonus that was not less than his base salary for the relevant bonus year.

(8)
Includes $99,741 for initiation costs, dues and other fees relating to membership at a country club.

(9)
Dr. Lee resigned from the Company effective as of January 10, 2005.

(10)
Dr. Bohlen resigned from the Company effective as of April 18, 2005.

Option Grants In Fiscal 2004

        The following table sets forth certain information relating to stock option grants to the named Executive Officers during the year ended December 31, 2004.

	Individual Grants
								Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)(3)
	Number of Securities Underlying Options Granted(1)
			Percent of Total Options Granted to Employees in Fiscal 2004
Name					Exercise of Base Price ($/Share)(2)		Expiration Date
								0%	5%	10%
Daniel S. Lynch	250,000 32,500	(4) (5)	10.21 1.32	% %	$ $	48.07 44.24	3/19/14 12/19/14	— —	$7,555,125 903,912	$19,144,662 2,290,509
Michael J. Howerton	50,000 7,500	(6) (5)	2.04 0.30	% %	$ $	79.26 44.24	6/21/14 12/19/14	— —	2,491,446 208,595	6,313,318 528,579
S. Joseph Tarnowski	7,500	(5)	0.30%			$44.24	12/19/14	—	208,595	528,579
Peter Bohlen	7,500	(7)	0.30%			$44.24	12/19/14	—	208,595	528,579
Lily Waiyee Lee(8)	0		0.00%			$0.00	N/A	—	0	0

(1)
The Company granted options to purchase a total of 2,446,525 shares of common stock to employees during 2004.

(2)
Options were granted to purchase common stock at an exercise price that equaled the fair market value of the common stock on the date of the grant.

(3)
The amounts set forth in the three columns represent hypothetical gains that might be achieved by the holders if the respective options are exercised at the end of their terms. These gains are based on assumed rates of stock price appreciation of 0%, 5% and 10% compounded annually from the dates the respective options were granted.

(4)
These options were granted in connection with Mr. Lynch's appointment as Chief Executive Officer on February 12, 2004 and will become exercisable as to 25% of the shares on each of the first, second, third and fourth anniversaries of the date of grant.

(5)
These options were granted on the basis of 2004 performance and will become exercisable as to 50% of the shares on each of the first and second anniversaries of the date of grant.

(6)
These options were granted in connection with Mr. Howerton's appointment as Chief Financial Officer on June 22, 2004 and will become exercisable as to 25% of the shares on each of the first, second, third and fourth anniversaries of the date of grant.

(7)
Dr. Bohlen resigned from the Company effective as of April 18, 2005. As a result, this option was canceled as of the same date.

(8)
Dr. Lee resigned from the Company effective as of January 10, 2005.

Aggregated Option Exercises in 2004 and Fiscal Year-End Option Values

        The following table sets forth aggregated option exercises during 2004 by the named Executive Officers, and the value of the options held by such persons on December 31, 2004, whether or not exercisable on such date.

			Number of Shares Underlying Unexercised Options at December 31, 2004
					Value of Unexercised In-the-Money Options at December 31, 2004(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable($)	Unexercisable($)
Daniel S. Lynch	0	0	532,750	348,750	$6,755,730	$870,700
Lily Waiyee Lee(2)	66,000	$559,594	46,500	31,250	$1,186,850	$222,963
Michael J. Howerton	0	0	92,250	100,000	$1,241,756	$312,575
S. Joseph Tarnowski(3)	10,814	$573,172	241,112	16,250	$6,525,512	$73,963
Peter Bohlen(4)	150,000	$8,310,400	193,417	11,250	$4,644,874	$37,388

(1)
The values were calculated by multiplying the closing market price of the common stock on December 31, 2004 ($46.08 per share as reported by the Nasdaq National Market on that date) by the respective number of shares and subtracting the aggregate exercise price, without making any adjustments for vesting, termination, contingencies or other variables. If the exercise price of an option is equal to or greater than $46.08, the option is deemed to have no value.

(2)
Dr. Lee resigned from the Company effective as of January 10, 2005.

(3)
Dr. Tarnowski exercised and sold these employee stock options pursuant to two trading plans dated August 12, 2003 and October 14, 2004 qualified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended.

(4)
Dr. Bohlen exercised and sold these employee stock options pursuant to a trading plan dated August 14, 2003 qualified under Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended. Dr. Bohlen resigned from the Company effective as of April 18, 2005.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2004, relating to equity compensation plans of the Company pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))(c)
Equity Compensation Plans Approved by Stockholders	10,576,718	$37.81	763,819
Equity Compensation Plans Not Approved by Stockholders(1)	3,356,280	$31.66	0

Total	13,932,998	$36.33	763,819

(1)
The only plan included in the table that was adopted without stockholder approval was the Company's 1998 Non-Qualified Stock Option Plan, the material features of which are summarized below.

  1998 Non-Qualified Stock Option Plan

        The Company's 1998 Non-Qualified Stock Option Plan (the "1998 Plan") was adopted on May 27, 1998 and has not been approved by stockholders. The Company is no longer granting options under the 1998 Plan.

        The maximum number of shares available for issuance under the 1998 Plan was 10 million, subject to adjustments for corporate transactions. Under the 1998 Plan, non-qualified stock options to purchase the Company's common stock had been granted to persons who at the time of grant were consultants, advisors or employees of the Company. Each option granted under the 1998 Plan has a term not exceeding 10 years. The number of underlying shares, the exercise price and other terms and conditions of the stock options granted under the 1998 Plan were determined by the Compensation and Stock Option Committee, but, except as otherwise provided by such committee, unvested options are forfeited immediately upon a termination of employment for any reason except death or disability, and vested options are exercisable for 30 days after such termination. In the case of a termination by reason of death or disability, vested options are generally exercisable for 12 months.

        Options granted under the 1998 Plan are not transferable except in the case of death or, if permitted by the Compensation and Stock Option Committee, to certain members of the immediate family of the optionee. The Board of Directors may amend or terminate the plan at any time except for actions which are adverse to options previously granted. The 1998 Plan is administered by the Compensation and Stock Option Committee.

Employment Contract and Change-in-Control Arrangements

  Employment Agreement with Daniel S. Lynch

        On February 12, 2004, the Company announced that the Board of Directors named Daniel S. Lynch to serve as Chief Executive Officer and a director of the Company. On March 19, 2004, Daniel S. Lynch entered into an employment agreement with the Company effective as of that date. The term of Mr. Lynch's employment agreement is three years, provided that the term will automatically renew for one-year periods on the third anniversary of the effective date and on each anniversary of the effective date thereafter, unless either party notifies the other of its intent not to renew. This employment agreement superseded and cancelled Mr. Lynch's prior employment agreement with the Company dated as of September 19, 2001, as amended.

        Pursuant to the terms of the employment agreement, Mr. Lynch's initial base salary is $500,000 and he is eligible to receive an annual bonus targeted at 100% of his base salary but not exceeding 200% of his base salary for any given year. Mr. Lynch also is entitled to participate in the Company's annual incentive plan and programs and/or arrangements applicable to senior-level executives as established by the Company's Board of Directors.

        Upon execution of the employment agreement, Mr. Lynch was granted a ten year stock option to acquire 250,000 shares of the Company's common stock at an exercise price per share equal to $48.07, the fair market value at the close of market on the date of grant. The stock options will vest 33 1/3% on each of the first, second and third anniversaries of the date of grant. In addition, the stock options will become 100% vested upon a "change-in-control" of the Company. The stock options were granted under the Company's 2002 Stock Option Plan.

        If Mr. Lynch's employment is terminated by the Company without "cause" or by Mr. Lynch for "good reason" (each as defined in the employment agreement), Mr. Lynch will be entitled to receive, among other things: (1) unpaid base salary and expenses; (2) the prior year's earned but unpaid bonus, payable when bonuses are paid to other executives; (3) a pro-rata bonus for the year of termination of employment, but only if such bonus otherwise would have been paid, payable when bonuses are paid to other executives; (4) an amount equal to 300% of the sum of (a) the greater of (i) the base salary in effect on the date of termination of employment or (ii) the base salary in effect immediately prior to any reduction that would constitute good reason, plus (b) the average of the last three years' actual bonuses, payable 33 1/3% over the first year following the date of termination of employment and 66 2/3% payable in a lump sum on the first anniversary of the date of termination of employment; and (5) all stock options shall immediately become exercisable as of the date of the termination of employment, and each stock option shall remain exercisable for at least 90 days.

        If Mr. Lynch's employment is terminated by the Company for "cause" or by Mr. Lynch other than for good reason, Mr. Lynch will be entitled to receive, among other things: (1) unpaid base salary and expenses; and (2) other vested and accrued compensation and benefits.

        The employment agreement also contains standard confidentiality, non-competition and non-solicitation provisions.

  Senior Executive Severance Plan

        To enhance the predictability of treatment for executives at the level of Vice President, Senior Vice President and Executive Vice President whose employment with the Company is terminated by the Company without cause (as such concept is explained in the plan), the Compensation and Stock Option Committee of the Board of Directors of the Company (the "Compensation Committee") approved and adopted a Senior Executive Severance Plan effective as of October 20, 2004.

        As a condition to receipt of benefits under the plan, a participating employee must sign an agreement and general release in a form acceptable to the plan administrator under which the participant agrees to certain confidentiality and non-solicitation provisions for a period of one year following his or her employment termination date, agrees to certain non-competition provisions for the duration of the employee's receipt of severance pay, and releases and discharges the Company and related entities (as well as any third party for whom the employee provides services on the Company's behalf) from any and all claims and liabilities relating to the employee's employment with the Company or the termination of the employee's employment. Receipt of benefits under the plan is also contingent upon the employee's continued employment through the employment termination date designated by the Company. The severance amounts payable to an employee under the plan will be reduced, dollar-for-dollar, by the amount of any other termination payments paid or payable to the employee under any other plan, program or law (excluding any right to exercise stock options, any unemployment benefits payable in accordance with state law and payment for accrued but unused vacation).

        The Senior Vice Presidents and Executive Vice Presidents who participate in the plan and sign the above-described agreement and release upon their termination without cause are entitled to receive an amount equal to one year's base salary as severance and, if the employee would otherwise be eligible to elect employee-paid continued coverage under COBRA, Company-provided health insurance coverage for one year following a termination without "cause", subject to cessation upon the employee's becoming eligible for similar coverage offered by another employer. Senior Vice Presidents and Executive Vice Presidents would also be entitled continue their non-voluntary life insurance coverage provided by the Company with the premiums paid by the Company for 12 months after a termination without cause, subject to cessation when the employee becomes eligible for coverage under a life insurance plan or policy of another employer. Vice Presidents who meet the above criteria are entitled to the greater of six months' base salary or two weeks' base salary for each year of service with the Company, as well as six months of Company-paid health and life insurance coverage, subject to the conditions described above.

  Change-in-Control Plan

        The Board adopted a Change-in-Control Plan effective September 1, 2004. The purpose of the plan is to maintain the focus of certain key employees of the Company on the business, mitigate the distractions that could be caused if the Company were to become the target of an acquisition strategy, and provide certain benefits to the covered employees if a change-in-control of the Company (as such term is defined in the plan, a "Change-in-Control") occurs and/or the employee's employment is terminated in connection with such change-in-control. Participants in the Change-in-Control Plan are determined by the Compensation Committee.

        In the event of a Change-in-Control, all equity-based compensation awards held by the plan participants will vest in full (unless the Compensation Committee determines that the participants' awards will be substituted for equity awards in the surviving entity of equivalent economic value) and any deferred compensation of participants will become nonforfeitable. In addition, if a participant in the Change-in-Control Plan is terminated in connection with a change-in-control by the Company without cause or by the participant for good reason (as such terms are defined in the plan), the Company will pay to the participant a cash payment equal to the participant's earned but unpaid base salary and bonus, unreimbursed expenses, any other accrued obligations, a pro rata bonus based on target bonus for the year of termination, and a multiple of base salary and bonus (with the multiplier ranging from 0.5 to three based on the tier assigned to the participant under the plan).

        In connection with a termination described in the preceding sentence, if the participant signs a waiver and release of claims against the Company, each participant will vest in full in all long-term incentive arrangements he or she has with the Company and be entitled to continued health coverage for six to 18 months (based on the participant's plan tier) and outplacement services for six months. These benefits are reduced by any other severance amounts for which the participants are eligible under any other arrangement of the Company or its subsidiaries. As a condition to receipt of these benefits, each participant agrees to be bound by noncompetition, nonsolicitation, confidentiality, return of Company property, and cooperation covenants contained in the plan. If a plan participant becomes subject to the change-in-control golden parachute excise tax under Section 4999 of the Code and the aggregate parachute payment exceeds the safe harbor amount by ten percent or more, the plan provides that the Company shall pay to the participant a tax gross-up payment such that after payment by the participant of all federal, state and local excise, income, employment, Medicare and other taxes resulting from the payment of the parachute payments and the tax gross-up payments, the participant retains an after-tax amount equal to the amount that he or she would have retained in the absence of the parachute excise tax.

Compensation and Stock Option Committee Report on Executive Compensation

        The Compensation and Stock Option Committee of the Board of Directors of the Company (the "Compensation Committee") is composed solely of independent directors for purposes of the NASDAQ and SEC rules and Section 162(m) of the Internal Revenue Code (the "Code"). William R. Miller (chairman), William W. Crouse, John A. Fazio, Joseph L. Fischer and David M. Kies served on the Compensation Committee in 2004. The Compensation Committee operates under a written charter adopted by the Board of Directors on November 20, 2002, as amended and restated.

  Executive Compensation Philosophy

        The Company's general executive compensation philosophy is based on the premise that compensation should relate to both the Company's and the executive officer's annual performance, and should be set at levels that support the Company's business strategies and long-term objectives while being closely aligned with the stockholders' interests. The elements of the executive compensation package are base salary, an annual performance-based cash bonus and equity-based incentive compensation, such as stock options.

        The Compensation Committee annually considers the appropriate combination of cash and stock equity-based compensation and weighs the competitiveness of the Company's overall compensation arrangements in relation to comparable biopharmaceutical companies. The Compensation Committee retains compensation consultants to assist with, among other things, structuring the Company's various compensation programs and determining appropriate levels of base salary, bonus and other compensatory awards payable to the Company's executive officers and other key employees, as well as to guide the Company in the development of near-term and long-term individual performance objectives necessary to achieve long-term profitability. In establishing base salaries, performance-based cash bonuses and awards of stock options, the Compensation Committee considers the executive's annual review, periodic compensation surveys, including those provided by third parties covering the biopharmaceutical industry, awards given to the executive in past years, progress toward or attainment of the Company's corporate goals and objectives including performance, stockholder return and such other factors as the Compensation Committee deems appropriate and in the best interests of the Company and its stockholders. The Compensation Committee may accord different weight at different times to different factors for each Executive.

        Section 162(m) of the Code imposes a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to its Chief Executive Officer and four other executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. In fiscal year 2004, the Company's stockholders approved an annual incentive plan for executive officers of the Company. It is the general policy of the Company to have its executive compensation plan qualify to be treated as deductible compensation whenever, in the judgment of the Compensation Committee, it would be consistent with the objectives of the annual incentive plan and the best interests of the Company and its stockholders. At other times, the Company reserves the right to provide compensation to its employees that is not fully deductible.

  Base Salary

        The Compensation Committee reviews the history of, and recommendations for, the compensation of the Company's executive officers, including cash and equity-based components. The Compensation Committee believes that the base salaries are appropriate as base compensation to compensate the Company's executive officers for the functions they perform and other considerations. Base salaries are reviewed annually by the Compensation Committee and may be adjusted in accordance with factors such as individual performance, the functions performed by the executive officer, and changes in the compensation peer group in which the Company competes for executive talent. The weight given such factors by the Compensation Committee may vary from executive to executive.

  Annual Bonus Compensation

        The Compensation Committee's policy of awarding annual cash bonuses is designed to specifically relate executive pay to Company and individual performance. As a pay-for-performance program, cash bonuses provide financial rewards for the achievement of substantive individual and Company objectives. Based on advice of the Compensation Committee's compensation consultant, the Company determined that annual bonuses for which the Chief Executive Officer and the four other officers covered by Code Section 162(m) would be eligible for their performance in fiscal year 2004 would be drawn from a pool equal to a maximum of two percent of the Company's 2004 operating income.

  Employee Stock Option Plan

        The Company grants stock options to help retain employees and to align employees' interests with stockholders' interests. Stock options have value to an employee only if the Company's stock price increases above the employee's option exercise price and the employee remains employed by the Company for the period required to exercise the stock options. Stock options thus provide an incentive to improve the Company's performance and an incentive to remain employed by the Company. Stock options directly link a portion of an employee's compensation to stockholders' interests by providing an incentive to maximize stockholder value. The Company's stock option programs are broad-based, and the substantial majority of its full-time employees received stock option grants in 2004.

        The Company has a 2002 Stock Option Plan, as amended, that was used in 2004 to make annual grants to executives as a part of the Company's executive performance review process. Annual stock option grants for executives are a key element of market-competitive total compensation. In 2004, management recommended stock option grants for the executive officers, and the Compensation Committee reviewed and approved the grants. Individual grant amounts were based on factors such as the size of prior grants, relative job responsibilities, contributions made during the past year, and publicly available data on senior management compensation at peer companies.

        In general, initial grants that executive officers receive when they begin employment at the Company are exercisable 25% each year, vesting on each of the first four anniversaries of the date of grant. Subsequent performance-based grants generally are exercisable 50% each year, vesting on each of the first two anniversaries of the date of grant. From time to time, the Company grants stock options to executive officers that have variable vesting schedules but no such grants were awarded in 2004.

  Change-in-Control Plan

        Following discussions with its compensation consultant, the Compensation Committee recommended for adoption a Change-in-Control Plan that was approved by the Board of Directors effective September 1, 2004. The purpose of the plan is to maintain the focus of certain key employees of the Company on the business, mitigate the distractions that could be caused if the Company were to become the target of an acquisition strategy, and provide certain benefits to the covered employees if a change-in-control of the Company (as such term is defined in the plan) occurs and/or the employee's employment is terminated in connection with such change-in-control. Participants in the Change-in-Control Plan are determined by the Compensation Committee. For a fuller description of the Change-in-Control Plan see "Executive Compensation—Change-in-Control Plan."

  Senior Executive Severance Plan

        To enhance the predictability of treatment for executives at the level of Vice President and above whose employment with the Company is terminated by the Company without cause, the Compensation Committee approved and adopted a Senior Executive Severance Plan effective as of October 20, 2004. Senior Vice Presidents and Executive Vice Presidents who participate in the plan and sign a waiver and release upon their termination without cause are entitled to receive an amount equal to one year's base salary as severance and Company-provided life and health insurance coverage for up to one year following a termination without Cause. Vice Presidents who meet the same criteria are entitled to the greater of six months' base salary or two weeks' severance for each year of service with the Company, as well as up to six months' Company-paid health and life insurance coverage. For a fuller description of the Severance Pay Plan see "Executive Compensation—Senior Executive Severance Plan."

  Perquisites and Other

        In 2004, the Compensation Committee eliminated personal-benefit perquisites such as golf club memberships and car allowances for executive officers, providing only fringe benefits that are widely available to management employees, such as use of a mobile phone when out of the office. There are no outstanding loans of any kind to any executive officer, and federal law prohibits any new company loans to executive officers. The Company expects its executive officers to be role models under, and to comply with, its Code of Business Conduct and Ethics, which is applicable to all employees. In addition, the Company has adopted an additional code of ethics for its Chief Executive and Senior Financial Officers, a copy of which is posted on the Company's website www.imclone.com.

  Chief Executive Officer Compensation

        Mr. Daniel S. Lynch served as the Company's acting Chief Executive Officer beginning on April 29, 2003 and has served as its permanent Chief Executive Officer since February 12, 2004. Until

February 12, 2004, Mr. Lynch received base salary at a rate of $400,000 per year and additional compensation at a rate of $6,000 per month for his service as acting Chief Executive Officer. For the remainder of 2004, Mr. Lynch received base salary at a rate of $500,000 per year pursuant to his employment agreement with the Company effective as of February 12, 2004. He was paid a performance-based cash bonus of $400,000 pursuant to his employment agreement and the Company's Section 162(m) annual bonus plan and in recognition of services performed as Chief Executive Officer during fiscal 2004. In 2004, the Compensation Committee granted 282,500 stock options to Mr. Lynch, 250,000 of which related to Mr. Lynch's promotion to Chief Executive Officer during 2004 and the remaining 32,500 of which were granted as a performance-based equity incentive for service in 2004. Mr. Lynch became a director of the Company on February 12, 2004 and received no additional compensation for such service during fiscal year 2004. The Compensation Committee recognizes Mr. Lynch's contributions to the Company's operations and attempts to ensure that the Chief Executive Officer's compensation is commensurate with that of chief executive officers of comparable corporations. The Compensation Committee deemed such bonus, stock option grant and Mr. Lynch's total compensation to be appropriate in light of Mr. Lynch's substantial contribution to the Company's growth and success in 2004 and consistent with the general compensation philosophy discussed above.

Compensation and Stock Option Committee:
William R. Miller, Chairman William W. Crouse John A. Fazio Joseph L. Fischer David M. Kies

        The foregoing Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any prior or future Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference therein.

Compensation and Stock Option Committee Interlocks and Insider Participation

        During 2004, the following five directors served on the Compensation and Stock Option Committee: William R. Miller (Chairman), William W. Crouse, John A. Fazio, Joseph L. Fischer and David M. Kies.

        No member of the Company's Compensation and Stock Option Committee was engaged in a related party transaction with, or was an officer or employee of, the Company or its subsidiaries. There are no interlocking relationships involving the Company's Compensation and Stock Option Committee and the board of directors or compensation committee of any other company that would require disclosure under the executive compensation rules of the SEC.

Performance Graph

        The following graph compares total stockholder returns from December 31, 1999 through December 31, 2004 to The NASDAQ Stock Market (U.S. Companies) Total Return Index and The NASDAQ Pharmaceutical Stocks Total Return Index. The NASDAQ Stock Market (U.S. Companies) Total Return Index comprises all domestic common shares traded on the NASDAQ National Market and the NASDAQ SmallCap Market. The NASDAQ Pharmaceutical Stocks Total Return Index represents all companies, including biotechnology companies, trading on NASDAQ classified under the Standard Industrial Classification Code for pharmaceuticals.

        The graph assumes that the value of the investment in the Company's Common Stock and in the above-referenced indices was $100 at December 31, 1999 and that all dividends were reinvested. The Company's Common Stock price on December 31, 1999 (on which the graph is based) was $19.81. The stockholder return shown on the following graph is not necessarily indicative of future performance.

	IMCL	Nasdaq US	Nasdaq Pharmaceutical Stocks
12/31/99	$100.00	$100.00	$100.00
12/31/00	$222.08	$60.09	$120.50
12/31/01	$234.50	$45.44	$109.11
12/31/02	$53.61	$26.36	$72.38
12/31/03	$200.18	$38.55	$104.08
12/31/04	$232.58	$40.87	$111.76

        The material under the caption "Performance Graph" shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of the Company's previous or future filings with the SEC, except as otherwise explicitly specified by the Company in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Bristol-Myers Squibb Company

        One of the Company's directors, Dr. Andrew G. Bodnar, is also an officer of BMS, a Delaware corporation. The Company's relationship with BMS is described below.

        On September 19, 2001, the Company entered into an acquisition agreement (the "Acquisition Agreement") with BMS and Bristol-Myers Squibb Biologics Company, a Delaware corporation which is a wholly-owned subsidiary of BMS ("BMS Biologics"), providing for the tender offer by BMS Biologics to purchase up to 14,392,003 shares of the Company's common stock for $70.00 per share, net to the seller in cash. The tender offer by BMS Biologics, available to all stockholders, allowed for the Company's then-current employees and directors who held exercisable options to purchase the Company's shares of common stock having exercise prices less than $70.00 per share to conditionally exercise any or all of those options and tender the underlying shares in the tender offer. In connection with the Acquisition Agreement, the Company entered into the Stockholder Agreement, pursuant to which the Company agreed with BMS and BMS Biologics to various arrangements regarding the respective rights and obligations of each party with respect to, among other things, the ownership of shares of the Company's common stock by BMS and BMS Biologics. The Stockholder Agreement also sets forth BMS's (i) limitation on additional purchases of shares, (ii) option to purchase shares in the event of dilution and (iii) restrictions as to transfer of shares. Concurrently with the execution of the Acquisition Agreement and the Stockholder Agreement, the Company entered into a development, promotion, distribution and supply agreement (the "Commercial Agreement") with BMS and E.R. Squibb & Sons, L.L.C. ("E.R. Squibb"), a Delaware limited liability company which is a wholly-owned subsidiary of BMS, relating to ERBITUX, the Company's lead therapeutic product, pursuant to which, among other things, the parties are co-developing and co-promoting ERBITUX in the United States and Canada, and co-developing and co-promoting ERBITUX in Japan (either together or co-exclusively with Merck KGaA).

        On March 5, 2002, the Company amended the Commercial Agreement with E.R. Squibb and BMS. The amendment changed certain economics of the Commercial Agreement and expanded the clinical and strategic role of BMS in the ERBITUX development program. One of the principal economic changes to the Commercial Agreement is that the Company received $140,000,000 on March 7, 2002 and an additional payment of $60,000,000 was received on March 5, 2003, in lieu of the $300,000,000 payment the Company would have received on acceptance by the United States Food and Drug Administration ("FDA") of the ERBITUX Biologics License Application under the original terms of the Commercial Agreement. In addition, the Company agreed to resume construction of the Company's Multiple Product Facility, BB50, as soon as reasonably practicable after the execution of the amendment.

        On October 29, 2001, pursuant to the Acquisition Agreement, BMS Biologics accepted for payment pursuant to the tender offer 14,392,003 shares of the Company's common stock on a pro rata basis from all tendering stockholders and those conditionally exercising stock options.

        The Stockholder Agreement gave BMS the right to nominate two directors so long as its ownership interest in the Company is 12.5% or greater. Initially, BMS designated Dr. Peter S. Ringrose, BMS's former Chief Scientific Officer and President, Pharmaceutical Research Institute, and Dr. Andrew G. Bodnar, BMS's Senior Vice President, Strategy and Medical & External Affairs, as the BMS directors. BMS continues to have an ownership interest greater than 12.5% and to possess the right to nominate two directors. However, BMS has not yet nominated a replacement to fill the seat on the Board vacated by Dr. Ringrose, who retired in 2002 from his position at BMS, and also resigned from his director position with the Company. Therefore, the Company currently expects that BMS will nominate only one director for election at the meeting.

        In exchange for the rights granted to BMS under the amended Commercial Agreement, the Company can receive up-front and milestone payments totaling $900,000,000 in the aggregate, of which $200,000,000 was received on September 19, 2001, $140,000,000 was received on March 7, 2002 and $60,000,000 was received on March 5, 2003. On March 12, 2004, the Company received payment of $250,000,000 as a result of marketing approval from the FDA for ERBITUX. An additional $250,000,000 would become payable upon receipt of marketing approval from the FDA with respect to a second tumor type for ERBITUX. All such payments are non-refundable and non-creditable. Except for the Company's expenses incurred pursuant to a co-promotion option that the Company has exercised, E.R. Squibb is responsible for 100% of the distribution, sales and marketing costs for ERBITUX in the United States and Canada, and the Company and E.R. Squibb will each be responsible for 50% of the distribution, sales, marketing costs and other related costs and expenses in Japan. The Commercial Agreement provides that E.R. Squibb shall pay the Company distribution fees based on a percentage of annual sales of ERBITUX by E.R. Squibb in the United States and Canada. The distribution fee is 39% of net sales in the United States and Canada. The Commercial Agreement also provides that the distribution fees for the sale of ERBITUX in Japan by E.R. Squibb or the Company shall be equal to 50% of operating profit or loss with respect to such sales for any calendar month. In the event of an operating profit, E.R. Squibb will pay the Company the amount of such distribution fee, and in the event of an operating loss, the Company will credit E.R. Squibb the amount of such distribution fee. The Commercial Agreement provides that the Company will be responsible for the manufacture and supply of all requirements of ERBITUX in bulk form for clinical and commercial use in the United States, Canada and Japan and that E.R. Squibb will purchase all of its requirements of ERBITUX in bulk form for commercial use from the Company. The Company will supply ERBITUX in bulk form for clinical use at the Company's fully burdened manufacturing cost plus a mark-up of 10%. In addition to the up-front and milestone payments, distribution fees for the United States, Canada and Japan and the 10% mark-up on the commercial supply of ERBITUX, E.R. Squibb is also responsible for 100% of the cost of all clinical studies, other than those studies undertaken post-launch which are not pursuant to an Investigational New Drug Application (e.g. Phase IV studies), the cost of which will be shared equally between E.R. Squibb and the Company, or as otherwise agreed. As between E.R. Squibb and the Company, each will be responsible for 50% of the cost of all clinical studies in Japan. The Company has also agreed, and may agree in the future, to share with E.R. Squibb, on terms other than the foregoing, costs of clinical trials that the Company believes are not potentially registrational but should be undertaken prior to launch in the United States, Canada or Japan.

Other

  Description of S. Joseph Tarnowski's Letter Agreement

        S. Joseph Tarnowski serves as the Company's Senior Vice President, Manufacturing Operations and Product Development. Dr. Tarnowski was employed pursuant to the terms of an employment agreement dated as of September 19, 2001. On September 20, 2004, that agreement expired and Dr. Tarnowski became an at-will employee of the Company.

        In a letter agreement effective as of April 5, 2005, Dr. Tarnowski agreed and acknowledged his status as an at-will employee. The letter agreement also provides that Dr. Tarnowski may terminate his employment at any time by giving at least 60 days' prior written notice.

        In addition, under the letter agreement, if (a) any of certain specified events occurs, (b) Dr. Tarnowski reports the event to the Company within 30 days, and (c) the event is not cured within 30 days thereafter, then Dr. Tarnowski may resign during the 10 days following the cure period and receive his earned but unpaid base salary through the date of termination, any accrued but unpaid bonus, any other accrued obligations, a pro rata target bonus for the year of termination and a multiple of base salary and bonus (with the multiplier ranging from 0.5 to three based on the tier to which

Dr. Tarnowski is then assigned under the Company's Change-in-Control Plan). Based on Dr. Tarnowski's current tier, such multiple would be two. The specified events are: (x) any material and adverse change in his duties or responsibilities; (y) a reduction in his base salary, annual target bonus or maximum bonus without his prior written consent (other than any reduction applicable to other Company employees generally); or (z) his required relocation to a site more than 75 miles away from his home and his principal place of business without his prior written consent; provided that no such event applies generally to the class of executives to which Dr. Tarnowski belongs.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership of the Company's securities and changes in reported ownership. Executive officers, directors and greater than ten percent stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met, except a Form 3 relating to the commencement of employment of Ana Stancic, its Chief Accounting Officer, was not timely filed. In addition, three Form 4s with respect to three transactions and one Form 5 with respect to four transactions by Ms. Stancic were not filed on a timely basis. Each of these forms have now been filed with the Securities and Exchange Commission.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2004, and has been appointed by the Audit Committee to continue as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

        In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of independent registered public accounting firm will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.

        Representatives of KPMG LLP are expected to be present at the annual meeting. The representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

        Your ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005 does not preclude the Audit Committee from terminating its engagement of KPMG and retaining a new independent auditor, if it determines that such an action would be in the best interests of the Company.

        The Company was billed for professional services rendered by KPMG LLP, the details of which are disclosed below.

Audit Fees

        The aggregate fees billed by KPMG LLP for the fiscal years 2003 and 2004 for professional services rendered by KPMG LLP in connection with (a) the audit of the Company's annual financial statements and management's assessment of, and the effectiveness of, internal control over financial reporting, (b) the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, (c) services provided in connection with statutory and regulatory filings or engagements and (d) services provided in connection with our issuance of debt securities were $539,075 and $1,887,022, respectively.

        As of April 23, 2004, the date the Company filed its 2003 Proxy Statement, KPMG LLP had not yet billed the Company in its entirety for professional services rendered by KPMG LLP to the Company for 2003. For this reason, the fee for 2003 shown in the previous paragraph was $102,610 more than the amount previously disclosed in our 2003 Proxy Statement.

Audit-Related Fees

        KPMG LLP did not bill any fees for fiscal years 2003 and 2004 for audit-related services.

Tax Fees

        The aggregate fees billed by KPMG LLP for fiscal years 2003 and 2004 for professional tax services rendered for tax compliance and tax consultation were $241,055 and $121,650, respectively.

All Other Fees

        KPMG LLP did not bill any fees for fiscal years 2003 and 2004 for other services rendered.

Pre-Approval Policies and Procedures

        Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm is engaged by, and reports directly to, the Audit Committee.

        The Audit Committee has adopted a formal policy whereby it pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, and will report for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

        THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP TO ACT AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2005 (PROPOSAL NO. 2 ON YOUR PROXY CARD).

PROPOSAL NO. 3

APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2005 STOCK INCENTIVE PLAN

        On March 10, 2005, the Board of Directors adopted, subject to stockholder approval, the ImClone Systems Incorporated 2005 Stock Incentive Plan (the "Plan") for the purpose of enhancing the ability of the Company and its subsidiaries to attract and retain officers, employees, non-employee directors and consultants of outstanding ability and to provide officers, employees, non-employee directors and consultants with an interest in the Company parallel to that of the Company's stockholders. The Compensation and Stock Option Committee will assess the appropriateness of granting options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards to qualified individuals based upon their performance and the principles of sound corporate governance. A brief description of the major provisions of the Plan is set forth below to facilitate an informed decision by the stockholders entitled to vote on the approval of the Plan. This summary highlights only selected information from the Plan and does not contain all of the information that may be important to you. To understand the terms of the Plan fully, you should read the full text of the Plan, a copy of which is attached hereto as Appendix B. The affirmative vote of a majority of the outstanding shares present and entitled to vote at the annual meeting is required to approve the Plan.

        Term.    No Award will be granted under the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date it is approved by the stockholders.

        Administration.    The Plan will be administered by a committee that will consist of at least two members of the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code, and, to the extent required, "independent directors" under the NASDAQ rules.

        With respect to the application of the Plan to non-employee directors, the committee means the Board of Directors. The committee will have broad discretion, subject to the terms of the Plan, to approve the selection of participants, prescribe the terms and conditions of awards and establish rules and regulations for the interpretation and administration of the Plan.

        In order to administer the Plan in an efficient manner, the committee may delegate to officers or directors of the Company, the authority, subject to such terms as the committee shall determine, to grant, cancel or suspend awards under the Plan to employees and to delegate such other powers as it deems advisable, consistent with applicable law and NASDAQ rules.

        Under the Plan, members of the committee will not be personally liable for any actions taken in good faith with respect to the Plan and will, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination, except to the extent arising out of such individual's own fraud or bad faith.

        Eligibility.    Individuals eligible to receive awards under the Plan shall be the officers, employees, non-employee directors and consultants of the Company and its subsidiaries selected by the committee; provided that, only employees of the Company and its subsidiaries may be granted incentive stock options.

        Stock Subject to the Plan.    Common stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares held in or acquired for the treasury of the Company or both. Subject to adjustment under the Plan, the maximum total number of shares of common stock which shall be available for the grant of awards under the Plan shall be 5,205,100 plus any shares available for grant under the 2002 Stock Option Plan as of the date the Plan is approved by the stockholders. For purposes of this limitation, any common stock subject to an award that is canceled, forfeited or expires prior to exercise, if granted under the Plan or the 2002 Stock Option Plan, shall again become available for grant under the Plan. After stockholder approval of the Plan, no further awards will be granted under the 2002 Stock Option Plan.

        Subject to adjustment under the Plan, no employee shall be granted, during any three (3) year period, (i) non-qualified stock options, incentive stock options or stock appreciation rights covering more than 1,000,000 shares of common stock for each type of award or (ii) restricted stock awards, restricted stock unit awards or other stock-based awards covering more than 250,000 shares for each type of award. The maximum payment under any performance award denominated in dollars under the Plan to each eligible employee for any fiscal year shall be $5,000,000.

        Nothing in the Plan prohibits the Company from adopting other equity compensation programs for employees of the Company and its subsidiaries, including employees eligible for grants under the Plan.

        Type of Awards; General Terms.    Incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other stock-based awards may be granted under the Plan. Except as otherwise determined by the committee, awards are not transferable other than by will or the laws of descent and distribution. In the event of a participant's termination of service, the participant's outstanding awards will terminate upon the expiration of a period specified by the committee.

        Stock Options.    The Plan authorizes the committee to grant non-qualified stock options and incentive stock options to purchase shares of common stock. These two types of options differ principally in the manner in which they are taxed, which differences are discussed below in this Proposal No. 3 under the heading "MATERIAL FEDERAL INCOME TAX CONSEQUENCES." Options provide their holders the opportunity to purchase shares of Company common stock for a specified exercise price during a specified period. The committee will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the common stock at the time of grant), any vesting schedule, and the other material terms of each option. Options will be exercisable at such times and subject to such terms as are determined by the committee at grant. The maximum term of stock options under the Plan is ten years. Unless otherwise provided at the time of grant, upon the death or disability of a participant, nonqualified options that would otherwise remain exercisable following such death or disability shall remain exercisable for one year following such death or disability, notwithstanding the term of the option. Unless the committee determines otherwise at the time of grant, stock options shall not be fully exercisable earlier than one year after grant (except with respect to options granted to non-employee directors or, if the committee determines, upon certain employment terminations or a Change-in-Control). Options may be exercised, in whole or in part, by written notice to the Company specifying the number of shares to be purchased, together with payment in full of the exercise price. The exercise price may be paid by cash or certified check, bank draft or money order or on such other terms and conditions as may be acceptable to the committee.

        Stock Appreciation Rights.    The Plan authorizes the committee to grant stock appreciation rights ("SARs") either in tandem with an option or independent of an option. An SAR is a right to receive a payment either in cash or common stock (as determined by the committee) equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the exercise price per share of the SAR. The committee will determine the terms and conditions of SARs at the time of grant, but generally SARs will be subject to the same terms and conditions as options (as described above).

        Restricted Stock Awards and Restricted Stock Unit ("RSU") Awards.    The Plan authorizes the committee to grant restricted stock awards and RSU awards. Recipients of restricted stock awards and RSU awards must enter into an agreement with the Company subjecting the restricted stock awards or

RSU awards to transfer and other restrictions and providing the criteria or dates on which such restrictions lapse. Restricted stock awards are grants of shares of common stock that are subject to forfeiture until the specified restrictions lapse, whereas RSU awards are notional awards that are paid out in shares when the restrictions lapse. Restricted stock awards and RSU awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m) of the Code), as determined by the committee at grant. The minimum restriction period for a restricted stock award will be three years (permitting pro-rata vesting over such three year period and exceptions for replacement grants to new hires and for grants that are a form of payment for earned performance awards or other incentive compensation). Unless otherwise prohibited by the committee or prohibited by law, the purchase price of a restricted stock award or RSU award shall be zero. Absent committee action to the contrary, any shares of common stock or other property (other than regular cash distributions) distributed as a dividend or otherwise with respect to any restricted stock award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the shares covered by the award. RSU awards may be settled in common stock, cash or a combination, as determined by the committee.

        Performance Awards.    The Plan authorizes the committee to grant performance awards entitling participants to receive a fixed number of shares of common stock or cash, as determined by the committee, upon the attainment of performance goals with respect to a designated performance period. Unless the committee determines otherwise at grant, the minimum Performance Period shall be one year.

        Other Awards.    The Plan authorizes the committee to grant awards of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, common stock, including but not limited to:

  •
  shares of common stock awarded purely as a bonus in lieu of cash and not subject to any restrictions or conditions;

  •
  shares of common stock in payment of the amounts due under an incentive or performance Plan sponsored or maintained by the Company or an affiliate;

  •
  stock equivalent units; and

  •
  awards valued by reference to book value of shares of common stock.

        Performance Goals.    Performance-based awards granted under the Plan that are intended to satisfy the performance-based compensation exception under Section 162(m) of the Code will vest based on attainment of specified performance goals established by the committee. These performance goals will be based on one or more of the following criteria selected by the committee, which may be set in terms of the performance of the Company or any subsidiary, division, business segment or other operational unit or business segment of the Company:

  •
  the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets, return on capital employed or return on invested capital;

  •
  the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits;

  •
  the attainment of certain target levels of, or a specified increase in, the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added;

  •
  the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, bank debt or other long-term or short-term public or private debt or other similar financial obligations, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the committee;

  •
  the attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations;

  •
  the attainment of certain target levels of, or a specified increase in, net sales, revenues, net income or earnings before income tax or other exclusions;

  •
  the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax return on stockholder equity;

  •
  the attainment of certain target levels of, or a specified increase in, the fair market value of the shares of the common stock of the Company;

  •
  the growth in the value of an investment in the common stock of the Company assuming the reinvestment of dividends;

  •
  the attainment of certain target levels of, or a specified reduction in, expenses;

  •
  implementation, completion or attainment of interim measurable goals with regard to research, development, products or projects; or

  •
  a transaction that results in the sale of stock or assets of the Company.

        The committee may also exclude the impact of an event or occurrence it determines should be appropriately excluded, including:

  •
  restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges;

  •
  an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or

  •
  a change in tax law or accounting standards required by generally accepted accounting principles.

        In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, business segment or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

        Withholding Tax.    The Company has the right to require any recipient of an award under the Plan to pay to the Company any amount of taxes that the Company shall be required to withhold with respect to the exercise of such award.

        Change-in-Control.    Upon the occurrence of a Change-in-Control (as defined in the Plan), unless otherwise provided by the committee at grant or thereafter:

  •
  no acceleration of vesting or lapsing of restrictions shall occur if the committee determines prior to the occurrence of the Change-in-Control that the award will be continued after the Change-in-Control (except, barring a determination to the contrary by the committee, all awards shall vest in full upon a termination without cause or for good reason (as such terms are defined in the Plan) within 18 months after a Change-in-Control);

  •
  if not continued after the Change-in-Control, all outstanding options and non-tandem SARs will vest in full, the restrictions on all restricted stock awards or RSU awards shall lapse and any applicable restriction period (as defined in the Plan) shall end; and

  •
  if not continued after the Change-in-Control, all performance awards shall vest on the following schedule: (a) if at least 50% of the performance award's restriction period has been completed,

    the award will fully vest and be paid in full, and (b) if less than 50% of the performance award's Restriction Period (as defined in the Plan) has been completed, the award will vest in full and shall be paid at 50% of the award target.

        Adjustments.    The committee will determine the appropriate adjustments to be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an award upon the occurrence of certain events affecting the capitalization of the Company.

        Termination and Amendment of the Plan.    Subject to the rules referred to in the balance of this paragraph, the Board of Directors or the committee may at any time amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise. Except to correct obvious drafting errors or as required to comply with applicable law, no such amendment may reduce the rights of a participant with respect to awards previously granted without the consent of the participant. In addition, without the approval of stockholders, no amendment may be made that would:

  •
  increase the aggregate number of shares of common stock that may be issued under the Plan;

  •
  increase the maximum individual participant share or other limitations for a fiscal year or other period;

  •
  change the classification of individuals eligible to receive awards under the Plan;

  •
  extend the maximum option term;

  •
  decrease the minimum exercise price of any award;

  •
  materially alter the performance goals; or

  •
  require stockholder approval in order for the Plan to continue to comply with Code Section 162(m) or to the extent applicable to incentive stock options, Code Section 422, or to satisfy the rules of NASDAQ.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

        The following discussion of the principal U.S. federal income tax consequences (i) to the recipient of exercising an option under the Plan, and (ii) to the Company of issuing an option under the Plan, is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of these tax consequences. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country. The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary.

        THE FOLLOWING SUMMARY IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL THE TAX CONSIDERATIONS THAT MAY BE RELEVANT. EACH RECIPIENT OF A GRANT IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO SUCH RECIPIENT OF THE GRANT AND THE DISPOSITION OF COMMON STOCK.

        Non-Qualified Stock Options.    An individual receiving non-qualified stock options should not recognize taxable income at the time of grant. A participant should generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the option shares on exercise of the non-qualified stock options over the exercise price thereof. In general, subject to the limitations discussed below, the Company is entitled to deduct from its taxable income the amount that the participant is required to include in ordinary income at the time of such inclusion.

        Incentive Stock Options.    An individual granted an incentive stock option will not generally recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the option are disposed of within the later of two years from the date of grant or one year from the date of exercise), a participant will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. The Company is not entitled to any deduction on account of the grant of the incentive stock options or the participant's exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the participant, subject to the limitations discussed below, in general, the Company should be entitled to a tax deduction equal to the amount treated as taxable compensation to the participant.

        Section 162(m) Limitation.    Subject to a limited number of exceptions, Section 162(m) denies a deduction to a publicly held corporation for payments of remuneration in excess of $1,000,000 (if any) to its chief executive officer and the next four most highly paid officers. For this purpose, remuneration attributable to stock options is included within the $1,000,000 limitation. However, to the extent that certain procedural requirements are met (e.g., the Plan is approved by the stockholders of the Company, grants are made by the committee, the exercise price is equal to the fair market value of the underlying shares upon grant, etc.), gain from the exercise of stock options should not be subject to the $1,000,000 limitation.

        The Company has attempted to structure the Plan in such a manner that the remuneration attributable to the stock options will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

        Parachute Payments.    In the event that the payment of any award under the Plan is accelerated because of a change in ownership (as defined in Section 280G of the Code) and such payment of an award, either alone or together with any other payments made to the participant, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.

NEW PLAN BENEFITS

        Because future participation in the plan and the level of participation will vary, it is not possible to determine the value of benefits which may be obtained by those eligible to participate in the plan.

        THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE IMCLONE SYSTEMS INCORPORATED 2005 STOCK INCENTIVE PLAN (PROPOSAL NO. 3 ON YOUR PROXY CARD).

STOCKHOLDER PROPOSALS

        A stockholder proposal intended to be presented at the Company's Annual Meeting of Stockholders to be held in 2006 must be received by the Company on or before January 1, 2006 in order to be included in the Company's proxy statement and form of proxy relating to that meeting. In addition, the Company's By-laws provide that any stockholder wishing to present a proposal or to nominate a candidate for director at an Annual Meeting must give notice to the Secretary of the Company not less than 60 nor more than 90 days prior to the date of the meeting. If, however, the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, such advance notice shall be given not more than ten days after such date is first announced or disclosed. You may obtain a copy of the Company's By-laws by writing to the Secretary of the Company at the address shown on the cover of this proxy statement.

OTHER MATTERS

        The Board of Directors does not know of any matters, other than those referred to in this proxy statement, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any postponements or adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the recommendations of the Board of Directors or, if no recommendation is given, in the discretion of the person acting under the proxies.

By Order of the Board of Directors

/s/ ERIK D. RAMANATHAN Secretary Erik D. Ramanathan

New York, New York
April 22, 2005

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE, WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY CARD OR FOLLOW THE PROCEDURES OUTLINED ON THE PROXY CARD TO VOTE BY TELEPHONE OR VIA THE INTERNET.

IMCLONE SYSTEMS INCORPORATED

Dear Stockholder,

        Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operations of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

        Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

        Please mark the boxes on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet. If you choose to vote by telephone or via the Internet, you do not need to return the attached card.

        Your vote must be received prior to the Annual Meeting of Stockholders on June 15, 2005.

        Thank you in advance for your prompt consideration of these matters.

                      Sincerely,

                      IMCLONE SYSTEMS INCORPORATED

APPENDIX A

ImClone Systems Incorporated
(the "Company")

Audit Committee Charter
Adopted August 14, 2003,
as Amended and Restated on March 10, 2005

        I.    Composition of the Committee:    The Audit Committee (the "Committee") of the Board of Directors (the "Board") of the Company shall be comprised of at least three directors, each of whom (i) shall be "independent" under the rules of the Nasdaq Stock Market, Inc. and the Sarbanes-Oxley Act of 2002 (the "2002 Act"), (ii) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Board or any committee of the Board, and (iii) is not an affiliate of the Company and does not own or control 10% or more of the Company's voting securities, or such lower measurement as may be established by the Securities and Exchange Commission (the "SEC"). All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and the Committee shall have at least one member who is an Audit Committee "financial expert", as defined by the SEC for purposes of the 2002 Act.

        No director may serve as a member of the Committee if such director serves on the audit committees of more than two other public companies unless the Board of Directors determines that such service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in the Company's annual proxy statement. No member of the Committee may receive any compensation from the Company other than (i) director's fees, which may be received in cash, stock options or other in-kind consideration ordinarily available to directors; (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

        Committee members shall be appointed by the Board annually and may be removed by the Board at any time. The Board shall designate the chairperson of the Committee.

        II.    Purposes of the Committee:    The purposes of the Committee are to:

          1.     assist Board oversight of (i) the integrity of the Company's financial statements, (ii) the Company's procedures and processes for compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors and the Company's internal audit function; and

          2.     prepare the required report pursuant to the rules of the SEC for inclusion in the Company's annual proxy statement.

        The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for applying and maintaining appropriate accounting and financial reporting principles, policies and internal controls and procedures to meet the objective of compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out a complete, accurate and timely audit of the Company's annual financial statements and review of the Company's quarterly Form 10-Q financial statements prior to the filing of such quarterly report and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Committee or its members to conduct

"field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

        The independent auditors for the Company are accountable to the Board and the Committee, as representatives of the stockholders. The Committee is directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolving disagreements between management and the auditors regarding financial reporting). The Committee has the authority and responsibility to appoint (subject to stockholder ratification), retain, oversee and terminate the Company's independent auditors. The Company's independent auditors shall report directly to the Committee.

        The independent auditors shall submit to the Committee annually a formal written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) in order to assess the auditors' independence all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1.

        The independent auditors shall submit to the Committee annually a formal written statement of the fees billed for audit-related services, tax services and other services.

        III.    Meetings of the Committee:

        The Committee shall meet in person or telephonically at least quarterly and in addition at the discretion of Chairman or upon the request of a majority of the members, or upon unanimous written consent as determined by the Committee or its chairperson. The chairperson shall set meeting agendas. In addition, the Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Committee should meet separately periodically with management, including those responsible for finance, control, and legal matters, the head of the internal auditing department and the independent auditors to discuss any matters (such as the adequacy and proper, timely functioning of the Company's control, reporting and compliance systems or procedures) that the Committee or any of these persons or firms believe should be discussed privately. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

        IV.    Duties and Powers of the Committee:    To carry out its purposes, the Committee shall have the following duties and powers:

          1.     with respect to the independent auditors,

              (i)  to appoint (subject to stockholder ratification), retain, oversee and terminate the independent auditors including sole authority to approve all audit engagement fees and terms;

             (ii)  to pre-approve all audit-related services, tax services and other services to be provided by the independent auditors, which approval process shall include consideration of whether such non-audit services are compatible with maintaining the independence of the outside auditors;

            (iii)  to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in the Auditors' Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;

            (iv)  to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments for policies and practices related to material items within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;

             (v)  to review and evaluate the qualifications, performance and independence of the lead partner or partners of the independent auditors;

            (vi)  to discuss the timing and process for the rotation of the lead audit partner and the reviewing partner, which must occur every five years;

           (vii)  to receive internal control opinions of the independent auditors under Section 404 of the 2002 Act;

          (viii)  to receive quality control and peer review results, including PCAOB reviews, of the independent auditors;

            (ix)  to take into account the opinions of management and the Company's internal auditors, if any, in assessing the independent auditors' qualifications, performance and independence; and

             (x)  to instruct the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the stockholders.

          2.     with respect to the internal auditing department,

              (i)  to review annually the appointment and replacement of the head of the internal auditing department;

             (ii)  to instruct the head of the internal auditing department that he or she is expected to provide to the Committee summaries of and, as appropriate, any significant reports to management prepared by the internal auditing department and management's responses thereto; and

            (iii)  to review responsibilities, projects and staffing of the internal auditing department.

    3.
    with respect to financial reporting principles and policies and internal audit controls and procedures,

              (i)  to advise management, the internal auditing department and the independent auditors that they are required to provide to the Committee a timely analysis of significant financial reporting issues and practices, including new developments, policies, or requirements applicable to the Company;

             (ii)  to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

      •
      deficiencies noted in the audit in the design or operation of internal controls;

      •
      consideration of fraud in a financial statement audit or otherwise;

      •
      detection of illegal acts;

      •
      the independent auditors' responsibility under generally accepted auditing standards;

      •
      any restriction on audit scope;

      •
      significant accounting policies adopted or employed;

      •
      any communications discussed with the independent auditors' national office respecting auditing or accounting issues presented by the engagement;

      •
      management judgments and accounting estimates;

      •
      any accounting adjustments arising from the audit that were noted or proposed by the independent auditors but were passed (as immaterial or otherwise);

      •
      the responsibility of the independent auditors for other information in documents containing audited financial statements;

      •
      disagreements with management;

      •
      consultation by management with other accountants;

      •
      major issues discussed with management prior to retention of the independent auditors;

      •
      difficulties encountered with management in performing the audit;

      •
      the independent auditors' judgments about the quality of the Company's accounting principles;

      •
      reviews of interim financial information conducted by the independent auditors; and

      •
      the responsibilities, budget and staffing of the Company's internal audit function;

            (iii)  to meet with management, the independent auditors and, as appropriate, the head of the internal auditing department:

      •
      to review all related party transactions of the Company;

      •
      to discuss the scope of the annual audit;

      •
      to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

      •
      to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the internal auditing department or the independent auditors, relating to the Company's financial statements;

      •
      to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;

      •
      to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;

      •
      to review the form of opinion the independent auditors propose to render to the Board and stockholders; and

      •
      to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management, the independent auditors and/or the head of the internal auditing department setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

      •
      to review the management and general counsel representation letters to the independent auditors;

            (iv)  to inquire of the Company's chief executive officer, chief financial officer, controller, vice president internal audit, general counsel and any others it may select as to the existence of any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees;

             (v)  to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

            (vi)  to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934;

           (vii)  to review and discuss with the Company's general counsel, chief executive officer and chief financial officer any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies and any letters received from outside law firms discussing such significant legal issues, threatened or otherwise;

          (viii)  to review and discuss earnings press releases prior to being made public;

            (ix)  to discuss the types of financial information and earnings guidance provided, if any, and the types of presentations made, to security analysts, portfolio managers, investment bankers (unless an appropriate confidentiality agreement is in effect) and debt rating agencies;

             (x)  to establish procedures and ensure the implementation of such procedures for the receipt, retention and treatment of complaints or suggestions received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and to review any significant complaints or suggestions regarding material accounting, internal accounting controls or auditing matters received pursuant to such procedures; and

            (xi)  to establish hiring policies for employees or former employees of the independent auditors, which policies shall provide that no former employee of the independent auditors may become the chief executive officer, controller, chief financial officer or chief accounting officer (or serve in a similar capacity) if such person participated in any capacity in the Company's audit within the one-year period preceding the date of initiation of the audit.

          4.     with respect to reporting and recommendations,

              (i)  to prepare any report or other disclosure, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;

             (ii)  to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board;

            (iii)  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

            (iv)  to prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this Charter and which evaluation shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

        V.    Delegation to Subcommittee:    The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee for ratification at its next scheduled meeting.

        VI.    Resources and Authority of the Committee:    The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management. The Audit Committee shall notify the Board of any such action.

Appendix B

IMCLONE SYSTEMS INCORPORATED

2005 Stock Incentive Plan

ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ADMINISTRATION
ARTICLE IV SHARE LIMITATION
ARTICLE V ELIGIBILITY
ARTICLE VI STOCK OPTIONS
ARTICLE VII STOCK APPRECIATION RIGHTS
ARTICLE VIII RESTRICTED STOCK AWARDS AND RSU AWARDS
ARTICLE IX PERFORMANCE AWARDS
ARTICLE X OTHER STOCK-BASED AWARDS
ARTICLE XI CHANGE IN CONTROL PROVISIONS
ARTICLE XII TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS
ARTICLE XIII UNFUNDED PLAN
ARTICLE XIV GENERAL PROVISIONS
ARTICLE XV EFFECTIVE DATE OF PLAN
ARTICLE XVI TERM OF PLAN
ARTICLE XVII NAME OF PLAN

i

IMCLONE SYSTEMS INCORPORATED

2005 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE

        The purpose of this ImClone Systems Incorporated 2005 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives (thereby creating a means to raise the level of equity ownership by such individuals) and provide other incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company's stockholders.

ARTICLE II
DEFINITIONS

        For purposes of the Plan, the following terms shall have the following meanings:

        2.1   "Acquisition Event" has the meaning set forth in Section 4.2(d).

        2.2   "Affiliate" means each of the following: (a) any Subsidiary or Parent; (b) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (c) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an "Affiliate" by resolution of the Committee.

        2.3   "Award" means any award under the Plan of any Option, Stock Appreciation Right, Restricted Stock Award, RSU Award, Performance Award or Other Stock-Based Award.

        2.4   "Board" means the Board of Directors of the Company.

        2.5   "Cause" means with respect to a Participant's Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words or a concept of like import), "cause" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "cause" applies only on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or "cause" is not defined in any such agreement, termination due to a Participant's insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, refusal to perform his or her duties or responsibilities for any reason other than illness or incapacity or materially unsatisfactory performance of his or her duties for the Company or an Affiliate, as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, "cause" means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.

        2.6   "Change in Control" has the meaning set forth in Article XI.

        2.7   "Change in Control Price" has the meaning set forth in Section 11.1.

        2.8   "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

        2.9   "Committee"

        (a)   with respect to the application of the Plan to Eligible Employees and Consultants, the "Committee" means the Compensation and Stock Option Committee of the Board appointed from time to time by the Board (or another committee or committees of the Board appointed for the purposes of administering the Plan). In the event that more than one Committee is appointed by the Board, the Board shall specify with respect to each Committee the group of Persons with respect to which such Committee shall have the power to grant Awards. In the event that more than one Committee is appointed by the Board, then each reference in the Plan to "the Committee" shall be deemed a reference to each such Committee (subject to the last sentence of this paragraph); provided, however, that each such Committee may exercise only the power and authority granted to "the Committee" by the Plan with respect to those Persons to which it has the power to grant Awards as specified in the resolution of the Board appointing such Committee. Each Committee shall be comprised of two or more Directors. Each Committee shall consist of two or more non-employee directors, each of whom is intended to be a "non-employee director" as defined in Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, an "outside director" as defined under Section 162(m) of the Code and, to the extent required by the rules and regulations of the Nasdaq Stock Market, an "independent director" as defined under such rules and regulations; provided, however, that the foregoing shall not apply to any Committee that does not have the power to grant Awards to executive officers or Directors of the Company or otherwise make any decisions with respect to the timing or the pricing of any Awards granted to such executive officers and Directors. If for any reason such Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code, as applicable, shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

        (b)   With respect to the application of the Plan to Non-Employee Directors, the "Committee" means the Board.

        2.10 "Common Stock" means the Common Stock, $0.001 par value per share, of the Company.

        2.11 "Company" means ImClone Systems Incorporated, a Delaware corporation, and its successors by operation of law.

        2.12 "Consultant" means any individual who (either directly or through his or her employer) is an advisor or consultant to, or subject to Section 5.3, a prospective advisor or consultant to, the Company or an Affiliate.

        2.13 "Director" means a member of the Board of Directors of the Company (or any successor to the Company).

        2.14 "Disability" means, with respect to a Participant's Termination, the following: (a) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "disability" (or words or a concept of like import), "disability" as defined under such agreement; provided, however, that with regard to any agreement under which the definition of "disability" applies only on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or if "disability" is not defined in any such agreement, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall be deemed to occur only at the time of the determination by the Committee of the Disability.

        2.15 "Effective Date" means the effective date of the Plan as defined in Article XV.

        2.16 "Eligible Employee" means each employee of, or subject to Section 5.3, each prospective employee of, the Company or an Affiliate.

        2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

        2.18 "Fair Market Value" means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

        2.19 "Family Member" means "family member" as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

        2.20 "Good Reason" means, with respect to a Participant's Termination of Employment, the following: (a) in the case where there is an employment agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "good reason" (or words or a concept of like import), a termination due to good reason (or words or a concept of like import), as defined in such agreement at the time of the grant of the Award; provided, however, that with regard to any agreement under which the definition of "good reason" applies only on occurrence of a change in control, such definition of "good reason" shall not apply until a change in control actually takes place and then only with regard to a termination in the period covered thereby; or (b) if such an agreement does not exist or if "good reason" is not defined in any such agreement, as defined in the Award agreement, if at all.

        2.21 "Incentive Stock Option" means any Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

        2.22 "Non-Employee Director" means a Director of the Company who is not an active employee of the Company or an Affiliate.

        2.23 "Non-Qualified Stock Option" means any Option awarded under this Plan that is not an Incentive Stock Option.

        2.24 "Right" shall mean the right to receive an amount in cash and/or stock equal to the difference between (a) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (b) the aggregate exercise price of such right, otherwise than on surrender of an Option.

        2.25 "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

        2.26 "Other Stock-Based Award" means an Award under Article X of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock.

        2.27 "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

        2.28 "Participant" means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to the Plan.

        2.29 "Performance Award" means an Award made pursuant to Article IX of the Plan, which may be stated with reference to shares of Common Stock or to cash.

        2.30 "Performance Period" has the meaning set forth in Section 9.1.

        2.31 "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.

        2.32 "Plan" means this ImClone Systems Incorporated 2005 Stock Incentive Plan, as amended from time to time.

        2.33 "Prior Plan" means the ImClone Systems Incorporated 2002 Stock Option Plan, as amended from time to time.

        2.34 "Reference Stock Option" has the meaning set forth in Section 7.1.

        2.35 "Restricted Stock Award" means an Award of shares of Common Stock, or the right to receive shares of Common Stock in the future, subject to the restrictions under Article VIII.

        2.36 "RSU" means a restricted stock unit, which is an Award the value of which is calculated by reference to the value of shares of Common Stock, subject to the restrictions under Article VIII.

        2.37 "Restriction Period" has the meaning set forth in Subsection 8.3(a) with respect to Restricted Stock Awards.

        2.38 "Retirement" means, unless otherwise provided by the Committee at grant, a Termination of Employment without Cause or Termination of Consultancy without Cause (other than, in any such case, after the occurrence of an event that would provide a basis for a Cause termination) at or after age 60 (provided the Participant has at least ten years of service to the Company or its Affiliates) or after age 65 (provided the Participant has at least five years of service to the Company or its Affiliates). With respect to a Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after the Participant has attained age 60 (provided the Participant has at least ten years of service to the Company or its Affiliates) or after age 65 (provided the Participant has at least five years of service to the Company or its Affiliates). Determinations of length of service shall be made by the Committee in its sole discretion.

        2.39 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

        2.40 "Section 162(m) of the Code" means the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

        2.41 "Securities Act" means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

        2.42 "Stock Appreciation Right" shall mean the right pursuant to an Award granted under Article VII.

        2.43 "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.

        2.44 "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

        2.45 "Substitute Awards" mean Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, by a company acquired by the Company or an Affiliate or with which the Company or an Affiliate combines.

        2.46 "Right" means the right to surrender to the Company all (or a portion) of an Option in exchange for an amount in cash and/or stock equal to the difference between (a) the Fair Market Value, on the date such Option (or such portion thereof) is surrendered, of the Common Stock covered by such Option (or such portion thereof), and (b) the aggregate exercise price of such Option (or such portion thereof).

        2.47 "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

        2.48 "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

        2.49 "Termination of Consultancy" means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer any of a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

        2.50 "Termination of Directorship" means that the Non-Employee Director has ceased to be a Director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a Director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

        2.51 "Termination of Employment" means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer any of an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

        2.52 "Transfer" means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including by the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). "Transferred" and "Transferable" shall have a correlative meaning.

ARTICLE III
ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered and interpreted by the Committee. Notwithstanding anything herein to the contrary, the Board shall have authority for administration and interpretation of the Plan with respect to Non-Employee Directors and all references herein to the authority of the Committee as applied to Non-Employee Directors shall be deemed to refer to the Board.

        3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) RSU Awards, (v) Performance Awards, and (vi) Other Stock-Based Awards. Without limiting the generality of the foregoing, the Committee shall have the authority:

          (a)   to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

          (b)   to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

          (c)   to determine the number of shares of Common Stock (if any) to be covered by an Award granted hereunder;

          (d)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

          (e)   to determine whether, to what extent and under what circumstances grants of Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

          (f)    to determine whether and under what circumstances an Option may be settled in cash, Common Stock and/or restricted stock;

          (g)   to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant;

          (h)   to determine whether an Option is an Incentive Stock Option or Non-Qualified Stock Option;

          (i)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

          (j)    to modify, extend or renew an Award, subject to Article XII herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal;

          (k)   to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time such offer is made;

          (l)    to determine at grant that an Option shall cease to be exercisable or an Award shall be forfeited, or that proceeds or profits applicable to an Award shall be returned to the Company, in the event the Participant engages in detrimental activity with respect to the Company or its Affiliates (as such term is defined by the Committee in the Award agreement) and, to interpret such definition and to approve waivers with regard thereto; and

          (m)  to determine whether or not an Award is intended to comply with Section 162(m) of the Code.

        3.3    Guidelines.

        (a)   Subject to Article XII hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall reduce the rights of any Participant without the Participant's consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

        (b)   Without limiting the generality of the foregoing, the Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

        3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

        3.5    Procedures.    The Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        3.6    Designation of Consultants/Liability.

        (a)   The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers or other employees to execute agreements or other documents on behalf of the Committee.

        (b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

        3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, Directors or members or former officers, Directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate or any agreement of indemnification. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

        3.8    Delegation.    The Committee may delegate, to the extent permitted by law, to one or more Directors or one or more officers or a committee of Directors or officers the right to grant Awards to Eligible Employees who are not Directors or officers of the Company and to cancel or suspend Awards to Eligible Employees who are not Directors or officers of the Company.

ARTICLE IV
SHARE LIMITATION

        4.1    Shares.

        (a)    Aggregate Limitation.    The following provisions apply in determining the aggregate number of shares of Common Stock available under the Plan.

    (i)
    The aggregate number of shares of Common Stock that may be granted or used for reference purposes under the Plan shall not exceed 5,205,100 shares plus (x) any Common Stock available for grant under the Prior Plan as of the date stockholder approval of the Plan is obtained, and (y) any other shares under the Prior Plan that again become available under Section 4.1(a)(ii) (subject to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one share for every share granted. Any shares of Common Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 2.5 shares for every share granted. In no event shall the aggregate number of shares of Common Stock granted pursuant to Incentive Stock Options exceed 5,205,100 shares.

    (ii)
    If any shares of Common Stock subject to an Award (or an award under the Prior Plan) are forfeited, expire or otherwise terminate without issuance of such shares, or any Award or Prior Plan award is settled for cash, the shares shall, to the extent of such forfeiture, expiration, termination or cash settlement, again be available for Awards under the Plan. If a Stock Appreciation Right is granted in tandem with an Option, such grant shall apply only once against the maximum number of shares of Common Stock that may be issued under the Plan. Shares of Common Stock underlying Awards (or Prior Plan stock options) settled in cash shall again be available for issuance under the Plan.

    (iii)
    Any shares of Common Stock that again become available for grant pursuant to this Section 4.1(a) shall be added back as one share if such share were subject to an award under the Prior Plan or is subject to an Option or Stock Appreciation Right granted under the Plan, and as 2.5 shares if such shares were subject to an Award other than an Option or a Stock Appreciation Right granted under the Plan.

        (b)    Individual Participant Limitations.    The following provisions apply in determining the Awards that may be granted to an individual during a fiscal year of the Company.

  (i)
  The maximum number of shares of Common Stock subject to any Option or Stock Appreciation Right which may be granted under the Plan during any 36-month period to each Eligible Employee shall be 1,000,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2). The maximum number of shares of Common Stock subject to any Restricted Stock Award, RSU Award, Performance Award or Other Stock-Based Award that is subject to the attainment of specified performance goals which may be granted under the Plan during any 36-month period to each Eligible Employee shall be 250,000 shares for each type of Award (subject to any increase or decrease pursuant to Section 4.2). If a Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee's individual share limitations for both Stock Appreciation Rights and Options.

  (ii)
  The maximum payment under any Performance Award denominated in dollars under the Plan to each Eligible Employee for any fiscal year shall be $5,000,000.

        (c)    Substitute Awards.    Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan pursuant to Section 4.1(a) or authorized for grant to an Eligible Employee during any period pursuant to Section 4.1(b). Additionally, in the event that a company acquired by the Company or an Affiliate, or with which the Company or an Affiliate combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not Eligible Employees, Consultants or Non-Employee Directors prior to such acquisition or combination.

        4.2    Changes.

        (a)   The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

        (b)   Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company's assets or business, any special cash dividend or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company and the Committee determines in good faith that an adjustment is necessary or appropriate under the Plan to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, then the aggregate number and kind of shares that thereafter may be issued under the Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under the Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan, and any such adjustment determined by the Committee in good faith shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In connection with any event described in this paragraph, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company's assets or business or any other change affecting the Company's capital structure or business.

        (c)   Except as otherwise determined by the Committee, fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down and any remaining fractional shares of Common Stock shall be settled in cash. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

        (d)   In the event of (x) a merger or consolidation in which the Company is not the surviving entity, (y) any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or (z) the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as an "Acquisition Event"), then the Committee, in its sole discretion, may terminate all vested and unvested Awards that are outstanding as of the date of Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of the Acquisition Event, in which case, during the period from the date on which such notice of termination is delivered to the date of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her vested and unvested Awards that are then outstanding (without regard to any limitations on vesting or exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the consummation of the Acquisition Event, and, provided that, if the Acquisition Event does not occur within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XI shall apply.

        4.3    Minimum Purchase Price.    Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V
ELIGIBILITY

        5.1    General Eligibility.    All Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

        5.2    Incentive Stock Options.    Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.

        5.3    General Requirement.    The vesting and exercise of Awards granted to a prospective employee or consultant shall be conditioned upon such individual actually becoming an employee of or consultant to the Company or an Affiliate within a reasonable time thereafter, as determined by the Committee.

ARTICLE VI
STOCK OPTIONS

        6.1    Options.    Options may be granted alone or in addition to other Awards granted under the Plan. The Committee shall have the authority to grant any Eligible Employee, Consultant or Non-Employee Director one or more Options. Each Option granted under the Plan shall be either: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

        6.2    Grants.    The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

        6.3    Terms of Options.    Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a)    Exercise Price.    Other than in connection with Substitute Awards, the exercise price per share of Common Stock subject to an Option shall be determined by the Committee at the time of grant, provided that the per-share exercise price of any Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant (unless adjusted in accordance with Section 4.2(b) pursuant to a merger, acquisition, or similar corporate transaction). Other than pursuant to Section 4.2(b), in the absence of shareholder approval, the Committee shall not be permitted to (a) lower the option price per share of an Option after it is granted, (b) cancel an Option when the option price per share exceeds the Fair Market Value of the underlying shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the Nasdaq Stock Market.

          (b)    Option Term.    The term of each Option shall be fixed by the Committee, provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted, and provided, further, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

          (c)    Exercisability.    Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that in no event (except as provided in the next sentence) shall Options be fully exercisable earlier than one year after grant (except with respect to Options granted to Non-Employee Directors). Notwithstanding the foregoing, in connection with an employment termination or Change in Control, the Committee may waive any limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Option may be exercised).

          (d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price (or arrangements satisfactory to the Committee made for such payment) as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) on such other terms and conditions as may be acceptable to the Committee, including the tendering (either actually or through attestation) or withholding of shares of Common Stock. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

          (e)    Non-Transferability of Options.    No Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee (including as provided under Section 12.2). A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award agreement.

          (f)    Termination by Death, Disability or Retirement.    Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is by reason of death, Disability or Retirement, all Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Options if the Options are Incentive Stock Options or if such Termination is by reason of Retirement; provided, however, that in the case of Retirement or Disability, if the Participant dies within such exercise period, all unexercised Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a minimum period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Options if the Options are Incentive Stock Options.

          (g)    Termination for Cause.    Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Options held by such Participant, whether or not vested, shall thereupon terminate and expire as of the date of such Termination or, if earlier, the date of the Cause event.

          (h)    Termination for Any Other Reason.    Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant, or (if no rights of the Participant are reduced) thereafter, if a Participant's Termination is for any reason not set forth in Section 6.3(g) or (h), all Options that are held by such Participant that are vested and exercisable at the time of the Participant's Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Options.

          (i)    Unvested Options.    Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, Options that are not vested as of the date of a Participant's Termination for any reason shall terminate and expire as of the date of such Termination.

          (j)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

          (k)    Form, Modification, Extension and Renewal of Options.    Subject to the terms and conditions and within the limitations of the Plan, Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his or her consent), and (ii) accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, an outstanding Option may not be modified to reduce the exercise price thereof nor may a new Option at a lower price be substituted for a surrendered Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

          (l)    Buyout and Settlement Provisions.    The Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

          (m)    Early Exercise.    The Committee may provide that an Option include a provision whereby the Participant may elect at any time before the Participant's Termination to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option and such shares shall be subject to the provisions of Article VIII and treated as restricted stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

          (n)    Other Terms and Conditions.    Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS

        7.1    Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights, by their nature, may be granted only in conjunction with all or part of any Option (a "Reference Stock Option") granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

        7.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

          (a)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

          (b)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.3(c).

          (c)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (d)    Payment.    Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, at the time of exercise) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised. The exercise price of a Tandem Stock Appreciation Right shall be required to be in accordance with Section 6.3(a) on the date of grant except (i) if such Tandem Stock Appreciation Right is added to an Option after the date of grant of the Option, or (ii) in the case of Substitute Awards, in connection with an adjustment pursuant to Section 4.2(b).

          (e)    Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right for Common Stock, the Reference Stock Option (or part thereof, based on the value of the Common Stock issued on exercise) to which such Stock Appreciation Right is related shall be deemed to have been exercised for purposes of the limitation set forth in Article IV of the Plan on the number of shares of Common Stock to be issued under the Plan.

        7.3    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Options granted under the Plan.

        7.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.     Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

          (a)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not exceed ten (10) years after the date the right is granted.

          (b)    Exercisability.    Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that in no event (except as provided in the next sentence) shall Non-Tandem Stock Appreciation Rights be fully exercisable earlier than one year after grant (except with respect to Non-Tandem Stock Appreciation Rights granted to Non-Employee Directors). Notwithstanding the foregoing, in connection with an employment termination or Change in Control, the Committee may waive any limitations on exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised).

          (c)    Method of Exercise.    Subject to the installment, exercise and waiting period provisions that apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

          (d)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right, a Participant shall be entitled to receive, for each right exercised, an amount in cash and/or Common Stock (as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, at the time of exercise) no greater than the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant. The exercise price of a Non-Tandem Stock Appreciation Right may not be less than 100% of Fair Market Value of a share of Common Stock on the date of grant except in the case of Substitute Awards, in connection with an adjustment pursuant to Section 4.2(b). Other than pursuant to Section 4.2(b), in the absence of shareholder approval, the Committee shall not be permitted to (a) lower the Fair Market Value per share of a Non-Tandem Stock Appreciation Right after it is granted, (b) cancel a Non-Tandem Stock Appreciation Right when the Fair Market Value per share at grant exceeds the Fair Market Value of the underlying shares in exchange for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to a Non-Tandem Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the Nasdaq Stock Market.

ARTICLE VIII
RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS

        8.1    Restricted Stock Awards and RSU Awards.    Restricted Stock Awards and RSU Awards may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock Awards and RSU Awards shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. RSU Awards may be settled in shares of Common Stock and/or in cash or any combination as determined by the Committee in its sole discretion at or after the time of grant.

        8.2    Awards and Certificates.    Eligible Employees, Consultants and Non-Employee Directors selected to receive a Restricted Stock Award or RSU Award shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

          (a)    Purchase Price.    Unless (x) otherwise provided by the Committee or (y) prohibited by applicable law, the purchase price of a Restricted Stock Award or RSU Award shall be zero. If required by law or the Committee otherwise determines that a Restricted Stock Award or RSU Award shall have a purchase price, such purchase price shall not be less than par value.

          (b)    Acceptance.    Restricted Stock Awards must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing an Award agreement and by paying the price (if any) the Committee has designated thereunder (such acceptance may be in any manner that the Committee may establish, including deemed acceptance).

        8.3    Restrictions and Conditions.    Restricted Stock Awards and RSU Awards awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (a)    Restriction Period.

      (i)
      The Participant shall not be permitted to Transfer a Restricted Stock Award or RSU Award awarded under the Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the Restricted Stock Award or RSU Award. Except as provided herein, the minimum Restriction Period for a Restricted Stock Award or RSU Award shall be three years (but with pro-rata or other graded vesting permitted over such three-year period); provided, however, that for Restricted Stock Awards or RSU Awards made to a newly hired employee to replace forfeited awards or other compensation with regard to the stock of the employee's former employer, and grants that are a form of payment for earned performance awards or other incentive compensation, the minimum Restriction Period for full vesting shall be one year. Within these limits, based on service, attainment of performance goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may place conditions on the grant. In addition, (x) upon a Change in Control, (y) upon a Participant's without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee in its sole discretion may (A) provide for the lapse of restrictions in whole or in part, (B) accelerate the vesting of all or any part of any Restricted Stock Award or RSU Award and/or (C) waive the deferral limitations for all or any part of any such Award.

      (ii)
      Objective Performance Goals, Formulas or Standards.    If the grant of a Restricted Stock Award or RSU Award or the lapse of restrictions is based on the attainment of performance goals, the Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, and the applicable vesting percentage of the Restricted Stock Award or RSU Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the performance goals are substantially uncertain.

          (b)    Rights as a Stockholder; Dividends.    Beginning on the date of grant of a Restricted Stock Award and subject to acceptance of the associated Award agreement, the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Restricted Stock Award and shall have all of the rights of a shareholder, including the right to vote such shares and the right to receive distributions made with respect to such shares; provided, however, that, in the absence of Committee action to the contrary, any shares of Common Stock or any other property (other than regular cash distributions) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as the shares covered by such Award.

          (c)    Termination.    Except as otherwise (x) provided in a written agreement between the Company and the Participant or (y) determined by the Committee at grant or (if no rights of the Participant are reduced) thereafter, subject to the applicable provisions of the Award agreement and the Plan, upon a Participant's Termination for any reason during the relevant Restriction Period, all Restricted Stock Awards and RSU Awards still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter. In the absence of such provisions in the Award agreement, in the event of: (i) death, Disability or Retirement, restrictions shall lapse on the Participant's Restricted Stock Awards and RSU Awards on a pro rata monthly basis through the date of Termination, with performance awards paid at the end of the performance period based on actual results; and (ii) any other Termination, any unvested Restricted Stock Awards or RSUs shall immediately be cancelled.

          (d)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock Award or RSU Award, certificates for shares attributable to such Award shall be delivered to the Participant (or, if certificates were previously issued, replacement certificates shall be delivered upon return of the previously issued certificates). All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE IX
PERFORMANCE AWARDS

        9.1    Performance Awards.    Performance Awards may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Awards shall be awarded, the number of Performance Awards to be awarded to any person, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Awards will be vested, the ability of Participants to defer receipt of Performance Awards, and the other terms and conditions of the Award in addition to those set forth in Section 9.2. The minimum Performance Period shall be one year.

        The Committee shall condition the right to payment or vesting of any Performance Award upon the attainment of objective performance goals established pursuant to Section 9.2(b) below.

        9.2    Terms and Conditions.    Performance Awards awarded pursuant to this Article IX shall be subject to the following terms and conditions:

          (a)    Earning or Vesting of Performance Award.    At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the performance goals established pursuant to Section 9.2(b) are achieved and the percentage of each Performance Award that has been earned or vested.

          (b)    Objective Performance Goals, Formulas or Standards.    The Committee shall establish the objective performance goals, including, to the extent the Committee so determines, from among those set forth in Exhibit A hereto, for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or, to the extent such Award is intended to comply with Section 162(m) of the Code, at such later date as permitted thereunder and while the outcome of the performance goals is substantially uncertain.

          (c)    Payment.    Following the Committee's determination, shares of Common Stock and/or cash, as determined by the Committee in its sole discretion at the time of grant or, if permitted by the grant, thereafter, shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his legal representative, in an amount equal to such individual's earned or vested Performance Award. Notwithstanding the foregoing, the Committee may, in its sole discretion and, to the extent Section 162(m) of the Code is applicable, in accordance therewith, (i) award a number of shares of Common Stock or an amount of cash less than the earned Performance Award and/or (ii) subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions.

          (d)    Termination.    Subject to the applicable provisions of the Award agreement and the Plan, upon a Participant's Termination for any reason during the Performance Period for a Performance Award, such Performance Award will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or, if no rights of the Participant are reduced, thereafter.

          (e)    Accelerated Vesting.    Upon (x) a Change in Control, (y) a Participant's without Cause or Good Reason termination or termination by reason of death, Disability or Retirement, or (z) if required pursuant to an agreement in existence prior to the date of grant to which the Participant is a party, the Committee, in its sole discretion, may accelerate the vesting of all or any part of any Performance Award or waive the deferral limitations for all or any part of such Award.

ARTICLE X
OTHER STOCK-BASED AWARDS

        10.1    Other Awards.

        (a)   Subject to the limitations set forth in Section 4.1(a), the Committee is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, including, but not limited to, (a) shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, (b) shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, (c) stock equivalent units, and (d) Awards valued by reference to book value of shares of Common Stock. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

        (b)   Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards.

        (c)   The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified performance goals, including, to the extent the Committee so determines, from among those set forth on Exhibit A hereto, as the Committee may determine, in its sole discretion.

        10.2    Terms and Conditions.    Other Stock-Based Awards made pursuant to this Article X shall be subject to the following terms and conditions:

          (a)    Vesting.    Any Award under this Article X and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

          (b)    Price.    Common Stock issued on a bonus basis under this Article X may be issued for no cash consideration to the extent permitted by law.

ARTICLE XI
CHANGE IN CONTROL PROVISIONS

        11.1    Benefits.    In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award agreement or, if no rights of the Participants are reduced, thereafter, a Participant's Award shall be treated as follows:

          (a)   Unless the Committee provides otherwise in an Award agreement or if no rights of the Participant are reduced, thereafter, no acceleration of vesting or lapsing of restrictions shall occur with respect to an Award if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Award shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, but, unless the Committee determines otherwise, any such Award shall automatically vest in full upon the Participant's Termination without Cause or for Good Reason within 18 months after the Change in Control.

          (b)   In the event that subsection (a) above does not apply, all outstanding Options and Non-Tandem Stock Appreciation Rights granted to a Participant prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. The Committee, in its sole discretion, may provide at the time of grant for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 11.1, "Change in Control Price" shall mean the average Fair Market Value of a share of Common Stock during the 20 trading days immediately prior to a Change in Control of the Company or as otherwise determined by the Committee. Notwithstanding anything to the contrary contained herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation § 1.425-1 (and any amendments thereto).

          (c)   In the event that subsection (a) above does not apply and unless the Committee otherwise determines, all Performance Awards granted to a Participant prior to the Change in Control shall vest on the following schedule: (i) if at least 50% of a Performance Award's Performance Period has been completed, the Award shall vest in full and be paid out as if the relevant Performance Period had ended upon such Change in Control and the determination of the extent to which any specified performance goals or targets had been achieved had been made at such time, and (ii) if less than 50% of the Performance Award's Performance Period has been completed, the Award shall vest in full and shall be paid out at 50% of Award target without consideration of performance to date.

          (d)   In the event that subsection (a) above does not apply, the restrictions to which any Restricted Stock Awards or RSU Awards granted to a Participant prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control.

        11.2    Change in Control.    "Change in Control" shall mean the occurrence of one of the following events:

          (a)   individuals who, on the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director;

          (b)   any "person" (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the Effective Date, a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that an event described in this subsection (b) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner:

    (i)
    the Company or any majority-owned subsidiary (provided, that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary),

    (ii)
    any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary,

    (iii)
    any underwriter temporarily holding securities pursuant to an offering of such securities, or

    (iv)
    any person pursuant to a Non-Qualifying Transaction (as defined below);

          (c)   the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

    (i)
    50% or more of the total voting power of:

    (x)
    the corporation resulting from such Business Combination (the "Surviving Corporation"), or

    (y)
    if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"),

      is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination;

    (ii)
    no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 40% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation); and

    (iii)
    at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination

    (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Qualifying Transaction"); or

          (d)   stockholder approval of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company's shareholders in substantially the same proportions as such shareholders owned the Company's outstanding voting common equity interests immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company under this Plan.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 40% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that, if after such acquisition by the Company such person becomes the beneficial owner of Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

ARTICLE XII
TERMINATION OR AMENDMENT OF PLAN/NON-TRANSFERABILITY OF AWARDS

        12.1    Termination or Amendment.    Notwithstanding any other provision of the Plan, the Board (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XIV), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, except (x) to correct obvious drafting errors or as otherwise required by law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant and, provided further, without the approval of the holders of the Company's Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan under Section 4.1(a) (except by operation of Section 4.2); (ii) increase the maximum individual limitations under Section 4.1(b) (except by operation of Section 4.2); (iii) change the classification of individuals eligible to receive Awards under the Plan; (iv) extend the maximum option period under Section 6.3; (v) materially alter the performance goals as set forth in Exhibit A; or (vi) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company. The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above, except (x) to correct obvious drafting errors or as otherwise required by law or applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Committee shall reduce the rights of any holder without the holder's consent.

        12.2    Non-Transferability of Awards.    Subject to Section 6.3(e), except as the Committee may permit, in its sole discretion, at the time of grant or thereafter, no Award shall be Transferable by the Participant (including, without limitation to, a Family Member) otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant's lifetime, only by the Participant. Any attempt to Transfer any Award or benefit not otherwise permitted by the Committee in accordance with the foregoing sentence shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person. An Option that is Transferred pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution, except as may otherwise be permitted by the Committee and (ii) remains subject to the terms of the Plan and the applicable Award agreement. Notwithstanding anything to the contrary contained in this Section 12.2 (or, with respect to a Non-Qualified Stock Option, Section 6.3(e)), if and to the extent approved by the Committee in its sole discretion, an employee or Non-Employee Director may transfer an Award (but not Awards constituting in excess of one percent of the Common Stock outstanding in any single Transfer) to a charitable organization. Any shares of Common Stock acquired by a permissible transferee shall continue to be subject to the terms of the Plan and the applicable Award agreement.

ARTICLE XIII
UNFUNDED PLAN

        13.1    Unfunded Status of Plan.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIV
GENERAL PROVISIONS

        14.1    Legend and Custody.

        (a)   The Committee may require each person receiving shares of Common Stock pursuant to an Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

        (b)   All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under (a) the rules, regulations and other requirements of the Securities and Exchange Commission, (b) any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, or (c) applicable law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (c)   If stock certificates are issued in respect of an Award, the Committee may require that any stock certificates evidencing such Award be held in custody by the Company until the Award has vested or the restrictions thereon have lapsed, and that, as a condition of any grant of such an Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        14.2    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        14.3    Deferral; Dividends and Dividend Equivalents.    The Committee may, in its sole discretion, establish terms and conditions pursuant to which the cash payment or delivery of Common Stock pursuant to an Award may be deferred. Subject to the provisions of the Plan, the terms of any Award (including a deferred Award) may provide, if so determined by the Committee in its sole discretion, for the payment of cash, Common Stock or other property dividends, or cash payments in amounts equivalent to cash, Common Stock or other property dividends ("Dividend Equivalents"), on either a current or a deferred basis, with respect to the number of shares of Common Stock subject to such Award. The Committee may also provide that any such dividends or dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the underlying Award or be deemed to have been reinvested in additional Awards or otherwise reinvested.

        14.4    No Right to Employment/Directorship/Consultancy.    Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

        14.5    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of a Restricted Stock Award or RSU Award (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. If permitted by the Committee, the minimum statutorily required withholding obligation with regard to any Participant may be satisfied by (i) reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned, or (ii) the Participant's tendering to the Company of shares of Common Stock owned by such Participant for at least six months (or otherwise acquired by such Participant on the open market). Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

        4.6    Listing and Other Conditions.

        (a)   Except as otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

        (b)   If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

        (c)   Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

        (d)   A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests, and otherwise to cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval as the Company deems necessary or appropriate.

        14.7    Governing Law.    The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

        14.8    Construction.    Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

        14.9    Other Benefits.    No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

        14.10    Costs.    The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

        14.11    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

        14.12    Death/Disability.    The Committee may, in its sole discretion, require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) and/or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

        14.13    Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

        14.14    Section 409A of the Code.    The Board may amend the Plan as necessary to comply with Section 409A of the Code without shareholder consent.

        14.15    Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

        14.16    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

        14.17    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

        14.18    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

ARTICLE XV
EFFECTIVE DATE OF PLAN

        The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the stockholders of the Company within 12 months before or after such date of adoption, in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVI
TERM OF PLAN

        No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date.

ARTICLE XVII
NAME OF PLAN

        The Plan shall be known as "ImClone Systems Incorporated 2005 Stock Incentive Plan."

EXHIBIT A
PERFORMANCE GOALS

        Performance goals established for purposes of the vesting of performance-based Restricted Stock Awards, RSU Awards, Performance Awards and/or Other Stock-Based Awards shall be based on one or more of the following performance goals ("Performance Goals"), which may be set in terms of the performance of the Company or any subsidiary, division, other operational unit or business segment of the Company: (i) the attainment of certain target levels of, or a specified increase in, enterprise value or value creation targets; (ii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax profits, including without limitation as attributable to continuing and/or other operations of the Company; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow or economic value added; (iv) the attainment of a certain level of reduction of, or other specified objectives with regard to limiting the level of increase in all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of certain target levels of, or a specified increase in, earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in, net sales, revenues, net income or earnings before income tax or other exclusions; (vii) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital; (viii) the attainment of certain target levels of, or a specified increase in, after-tax or pre-tax return on stockholder equity; (ix) the attainment of certain target levels of, or a specified increase in, the fair market value of the shares of the Company's Common Stock; (x) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends; (xi) a transaction that results in the sale of stock or assets of the Company; (xii) the attainment of certain target levels of, or a specified reduction in, expenses; or (xiii) implementation, completion or attainment of interim measurable goals with regard to research, development, products or projects. The Committee may also exclude the impact of an event or occurrence which the Committee determines should be appropriately excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

        In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit or business segment of the Company) performance under one or more of the measures described above relative to the performance of other corporations. The Committee may: (i) designate additional business criteria on which the performance goals may be based or (ii) adjust, modify or amend the aforementioned business criteria.

IMCLONE SYSTEMS INCORPORATED

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet. If you choose to vote by telephone or via the Internet, do not return your proxy card by mail.

Your vote must be received prior to the Annual Meeting of Stockholders at 9:00 a.m. (local time) on June 15, 2005 at ImClone Systems Incorporated, 33 ImClone Drive, Branchburg, NJ 08876.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

ImClone Systems Incorporated

[IMLCM—IMCLONE SYSTEMS INCORPORATED] [FILE NAME: ZIML32.ELX] [VERSION - (1)] [04/14/05] [orig. 04/14/05]

DETACH HERE	ZIML32

IMCLONE SYSTEMS INCORPORATED

Proxy for the Meeting of Stockholders, June 15, 2005
This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Michael J. Howerton and Daniel S. Lynch, or any of them, lawful proxies of the undersigned, each with full power of substitution for and in the name, place and stead of the undersigned, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of ImClone Systems Incorporated held of record by the undersigned on April 18, 2005 at the Annual Meeting of Stockholders to be held at 9:00 a.m. (local time) on June 15, 2005 at ImClone Systems Incorporated, 33 ImClone Drive, Branchburg, NJ 08876 or any postponements or adjournments thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY TO EQUISERVE, THE COMPANY'S TRANSFER AGENT, TO BE RECEIVED NO LATER THAN JUNE 14, 2005.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. IF ANY OTHER MATTERS SHOULD PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS. ANY PRIOR PROXIES ARE HEREBY REVOKED.

IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, DATE, AND SIGN ON REVERSE SIDE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

IMCLONE SYSTEMS INCORPORATED

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet	[GRAPHIC]		Vote-by-Telephone	[GRAPHIC]
OR
Log on to the Internet and go to http://www.eproxyvote.com/imcl			Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

IMLCM—IMCLONE SYSTEMS INCORPORATED] [FILE NAME: ZIML31.ELX] [VERSION - (1)] [04/14/05] [orig. 04/14/05]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZIML31
#IML
☒	Please mark votes as in this example.
IMCLONE SYSTEMS INCORPORATED
1.	Election of Directors.

Nominees: (01) Andrew G. Bodnar, (02) William W. Crouse, (03) Vincent T. DeVita, Jr., (04) John A. Fazio, (05) Joseph L. Fischer, (06)  David M. Kies, (07) Daniel S. Lynch, (08) William R. Miller, and (09) David Sidransky.

FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
For all nominee(s) except as written above
The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3.
		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of KPMG LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005.	☐	☐	☐

3.	Approval of the ImClone Systems Incorporated 2005 Stock Incentive Plan.	☐	☐	☐

4.	Any other business as may come before the meeting or any postponements or adjournments thereof.
	Mark box at right if you plan to attend the meeting.			☐
	Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the related Proxy Statement dated April 22, 2005.

NOTE: Please sign exactly as name(s) appear(s) on the books of the Company. Joint owners should each sign personally. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign the partnership name.

Please be sure to sign and date this Proxy.
Signature:	Date:	Signature:	Date: